UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant
Filed by a Party other than the Registrant

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Preliminary Proxy Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Under Rule 14a-12

ENDURANCE SPECIALTY HOLDINGS LTD.
(Name of Registrant as Specified in Its Charter)

______________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY — SUBJECT TO COMPLETION

Endurance Specialty Holdings Ltd.
Wellesley House
90 Pitts Bay Road
Pembroke HM 08, Bermuda
(441) 278-0400

September 13, 2005

Dear Shareholder:

You are cordially invited to attend a Special General Meeting of Shareholders of Endurance Specialty Holdings Ltd. which will be held at the Hamilton Princess Hotel, 76 Pitts Bay Road, Pembroke HM 08, Bermuda at 8:00 a.m. (local time) on Wednesday, October 26, 2005, and at any adjournment or postponement thereof. On the following pages you will find the formal notice of the Special General Meeting of Shareholders and the proxy statement.

All holders of record of the Company's Ordinary Shares, par value $1.00 per share, at the close of business on September 8, 2005 will be entitled to notice of, and to vote at, the Special General Meeting of Shareholders. To assure that you are represented at the Special General Meeting, whether or not you plan to attend the meeting in person, please read carefully the accompanying proxy statement, which describes the matters to be voted upon, and please complete, date, sign and return the enclosed proxy card promptly.

Sincerely,
Kenneth J. LeStrange Chairman of the Board of Directors

Endurance Specialty Holdings Ltd
Wellesley House
90 Pitts Bay Road
Pembroke HM 08, Bermuda

NOTICE OF
SPECIAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 26, 2005

NOTICE IS HEREBY GIVEN that the Special General Meeting of Shareholders (the "Special General Meeting") of Endurance Specialty Holdings Ltd. (the "Company"), will be held on Wednesday, October 26, 2005, at 8:00 a.m. (local time), at the Hamilton Princess Hotel located at 76 Pitts Bay Road, Pembroke HM 08, Bermuda and at any adjournment or postponement thereof.

At the Special General Meeting, the Company's shareholders will be voting on the following proposals:

1.	adopt the Company's Employee Share Purchase Plan;

2.	establish the Company's 2005 Sharesave Scheme and authorize the Company's Board of Directors do all acts and things which they may consider necessary or desirable to bring the 2005 Sharesave Scheme into effect and to make such modifications which they may consider necessary or desirable to obtain or maintain the approval of the 2005 Sharesave Scheme by Her Majesty's Revenue and Customs of the U.K.; and

3.	to transact such other business as may properly come before the Special General Meeting or at any adjournment or postponement thereof.

Shareholders of record, as shown by the Register of Members of the Company, at the close of business on September 8, 2005 are entitled to notice of, and to vote at, the Special General Meeting or any adjournment or postponement thereof. A copy of the Company's financial statements for the fiscal year ended December 31, 2004, as approved by the Board of Directors, shall be made available to the shareholders of the Company at the Special General Meeting.

All shareholders are cordially invited to attend the Special General Meeting. If you do not expect to be present at the Special General Meeting, you are requested to complete, date and sign the enclosed proxy and mail it promptly in the enclosed envelope to make sure that your shares are represented at the Special General Meeting. Pursuant to the Company's Bye-Laws, for the votes represented by your proxy to be counted at the meeting, your proxy must be received at least one hour before the Special General Meeting. In the event you decide to attend the Special General Meeting in person, you may, if you desire, revoke your proxy by voting your shares in person at the Special General Meeting prior to the vote pursuant to the proxy.

YOUR VOTE IS IMPORTANT

IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE OR USE THE AVAILABLE TELEPHONE OR INTERNET VOTING PROCEDURES SET FORTH ON THE PROXY CARD.

By Order of the Board of Directors,
John V. Del Col Secretary

Pembroke, Bermuda
September 13, 2005

i

Endurance Specialty Holdings Ltd.
Wellesley House
90 Pitts Bay Road
Pembroke HM 08, Bermuda

PROXY STATEMENT
FOR THE
SPECIAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 26, 2005

INTRODUCTION

This proxy statement is furnished to shareholders of Endurance Specialty Holdings Ltd., an exempted company incorporated in Bermuda as a holding company (the "Company" or "Endurance"), in connection with the solicitation of proxies, in the accompanying form, by the board of directors of Endurance (the "Board of Directors" or the "Board") for use in voting at the Special General Meeting of Shareholders (the "Special General Meeting") to be held at the Hamilton Princess Hotel, 76 Pitts Bay Road, Pembroke HM 08, Bermuda, on Wednesday, October 26, 2005, at 8:00 a.m. (local time), and at any adjournment or postponement thereof.

This proxy statement, the attached Notice of Special General Meeting and the enclosed Proxy Card are first being mailed to Endurance's shareholders on or about September 13, 2005.

VOTING RIGHTS AND SOLICITATION OF PROXIES

Purpose of the Special General Meeting

The specific proposals to be considered and acted upon at the Special General Meeting are summarized in the accompanying Notice of Special General Meeting of Shareholders. Each proposal is described in more detail in this proxy statement.

Record Date and Outstanding Shares

The Board of Directors has fixed the close of business on September 8, 2005 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special General Meeting. Only shareholders of record at the close of business on the Record Date will be entitled to vote at the Special General Meeting or any and all adjournments or postponements thereof. As of the Record Date, Endurance had 60,078,787 ordinary shares issued and outstanding, par value $1.00 per share. The ordinary shares comprise all of Endurance's issued and outstanding voting stock.

Voting at the Special General Meeting

Shareholders can vote at the Special General Meeting by using one of the following methods:

•	Written proxy: Shareholders can vote by written proxy by completing, signing and returning the enclosed proxy card in the postage paid envelope provided.

•	Telephone proxy: Shareholders can vote by telephone using the toll-free telephone number shown on your proxy card.

•	Internet proxy: Shareholders can vote on the Internet at the Web site address shown on your proxy card.

•	In person: Shareholders can vote in person at the meeting. If a shareholder owns shares in street name, that shareholder will need to obtain a legal proxy from the shareholder's broker or bank and bring the legal proxy to the meeting. Please note that if a shareholder owns ordinary shares in street name and requests a legal proxy, any previously executed proxy will be revoked and that shareholder's vote will not be counted unless the shareholder appears at the meeting and votes in person.

The telephone and Internet voting procedures are designed to authenticate a shareholder's identity and allow each shareholder to vote the shareholder's ordinary shares. They will also confirm that a shareholder's instructions have been properly recorded. Street name holders may vote by telephone or the Internet if their bank or broker makes those methods available. If this is the case, the bank or broker will enclose instructions with this proxy statement.

In general, shareholders have one vote for each ordinary share held by them and are entitled to vote at all meetings of shareholders. Pursuant to Section 64 of the Company's Amended and Restated Bye-Laws (the "Bye-Laws"), if and so long as the "controlled shares" (as defined below) of any person would otherwise represent more than 9.5% of the voting power of all of the shares entitled to vote generally at a meeting of shareholders, then the votes conferred by the shares of such person's "control group" (as defined below) shall be reduced by whatever amount is necessary so that after any such reduction the votes conferred by the controlled shares of such person shall not exceed such 9.5% limitation. The reduction in votes is generally to be applied proportionately among all shareholders who are members of the first shareholder's "control group." "Controlled shares" in reference to any person means all ordinary shares that a person is deemed to own directly, indirectly (within the meaning of Section 958(a) of the Internal Revenue Code of 1986, as amended (the "Code")) or, in the case of a U.S. person (as defined in the Bye-Laws), constructively (within the meaning of Section 958(b) of the Code). "Control group" means, with respect to any person, all shares directly owned by such person and all shares directly owned by each other shareholder any of whose shares are included in the controlled shares of such person.

In addition, if, and so long as, the shares held directly by any "related group" would otherwise exceed the 9.5% limitation, then the votes conferred by the shares held directly by members of such "related group" shall be reduced by whatever amount is necessary so that after any such reduction the votes conferred by the shares held directly by such related group shall not exceed the 9.5% limitation. The reduction in votes is generally to be applied proportionately among all directly held shares of such related group. "Related group" means a group of shareholders that are investment vehicles and are under common control or management.

For purposes of applying these provisions, shareholders will be entitled to direct that the Board (i) treat them (and certain affiliates) as U.S. persons, and/or (ii) treat them (and certain related shareholders) as one person for purposes of determining a shareholder's control group. The amount of any reduction of votes that occurs by operation of the above limitations will generally be allocated proportionately among all other shareholders of Endurance. Consequently, under these provisions certain shareholders may have their voting rights limited to less than one vote per share, while other shareholders may have voting rights in excess of one vote per share.

In addition, the Board of Directors may adjust a shareholder's voting rights to the extent that the Board of Directors reasonably determines in good faith that it is necessary to do so to avoid adverse tax consequences or materially adverse legal or regulatory treatment to the Company, any subsidiary or any shareholder or its affiliates. This adjustment may result in a shareholder having voting rights in excess of one vote per share. Therefore, your voting rights might increase above 5% of the aggregate voting power of the outstanding ordinary shares, thereby possibly resulting in you becoming a reporting person subject to Schedule 13D or 13G filing requirements under the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act"). In addition, the reallocation of your votes could result in you becoming subject to filing requirements under Section 16 of the Exchange Act.

Pursuant to the terms of the Bye-Laws as described above, if your voting interests have been adjusted such that your vote is greater than or less than one vote per share, the proxy card attached hereto indicates the voting interest attributed to you by the Board of Directors.

The approval of the matters to be voted upon at the Special General Meeting, require the affirmative vote of a majority of the votes cast at the Special General Meeting, provided there is a quorum (consisting of not less than four persons present in person or by proxy holding in excess of 50% of the votes entitled to be cast at the Special General Meeting).

Endurance has appointed inspectors of election to count votes cast in person or by proxy. Votes attributable to ordinary shares owned by shareholders who are present in person or by proxy at the Special General Meeting but who elect to abstain from voting will be counted towards the presence of a quorum. However, votes attributable to such ordinary shares, and ordinary shares owned by shareholders and not voted in person or by proxy at the Special General Meeting (including "broker non-votes"), will not be counted towards the majority needed to approve any matter before the shareholders and thus will have no effect on the outcome of those votes. Votes attributable to ordinary shares held by shareholders who have signed their proxy cards but have not designated how such shares are to be voted will be counted towards the presence of a quorum and will be voted for Proposals No. 1 and 2 listed herein.

Revocability and Voting of Proxies

Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to the Special General Meeting or at the Special General Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by any of the following methods:

•	by writing a letter delivered to John V. Del Col, Secretary of Endurance, stating that the proxy is revoked; or

•	by submitting another proxy with a later date; or

•	by voting in person at the Special General Meeting (attendance at the Special General Meeting will not, in and of itself, revoke the earlier proxy).

Pursuant to the Bye-Laws, any notice of revocation of an outstanding proxy must be received at least one hour before the Special General Meeting. Any shareholder entitled to vote at the Special General Meeting may attend the Special General Meeting and any shareholder who has not submitted a proxy, has properly revoked a proxy or votes prior to the vote pursuant to the proxy may vote in person at the Special General Meeting. Please note, however, that if a shareholder's shares are held of record by a broker, bank or other nominee, that shareholder may not vote in person at the Special General Meeting, unless the shareholder requests and obtains a valid proxy.

Unless the Company receives specific instructions to the contrary or unless such proxy is properly revoked, votes represented by each properly executed proxy will be voted: (i) FOR the adoption of the Company's Employee Share Purchase Plan; (ii) FOR the adoption of the Company's 2005 Sharesave Scheme; and (iii) with respect to any other matters that may properly come before the Special General Meeting, at the discretion of the proxy holders.

Solicitation

Endurance will pay the costs relating to this proxy statement, the proxy card and the Special General Meeting. The Altman Group Inc. has been retained to solicit proxies personally or by mail, telephone, facsimile, email or internet at a cost anticipated to be $7,000 plus routine out-of-pocket disbursements. Endurance may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to beneficial owners. Directors, officers and regular employees may also solicit proxies by mail, telephone, facsimile, or e-mail or other means or in person. They will not receive any additional payments for the solicitation.

Householding

If you and others who share your mailing address own the Company's ordinary shares or shares of other companies through bank or brokerage accounts, you may have received a notice that your household will receive only one proxy statement from each company whose shares are held in such accounts. This practice, known as "householding," is designed to reduce the volume of duplicate information and reduce printing and postage costs. You may discontinue householding by contacting your bank or broker.

You may also request delivery of an individual copy of the proxy statement by contacting the Company at (441) 278-0400 or by writing to the Secretary, Endurance Specialty Holdings Ltd., 90 Pitts Bay Road, Pembroke HM 08, Bermuda.

You may be able to initiate householding if your bank or broker has chosen to offer such service, by following the instructions provided by your bank or broker.

PROPOSALS TO BE VOTED UPON

Proposal No. 1 — Adopt the Company's Employee Share Purchase Plan

At its meeting on April 27, 2005, the Board of Directors determined that it is in the best interest of the Company to adopt the Employee Share Purchase Plan to provide eligible employees of Endurance and its subsidiaries with an opportunity to share in the ownership of Endurance by offering successive options to purchase ordinary shares on terms mutually advantageous to Endurance and its employees. The Board of Directors also recommended that the Company's shareholders approve the Employee Share Purchase Plan at the Special General Meeting of Shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE COMPANY'S EMPLOYEE SHARE PURCHASE PLAN. PROXIES WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

The adoption of the Company's Employee Share Purchase Plan requires the affirmative vote of a majority of the votes cast at the Special General Meeting.

The following description of the Employee Share Purchase Plan is not intended to be complete and is qualified in its entirety by the text of the Employee Share Purchase Plan, a copy of which is attached hereto as Exhibit A.

Description of Material Terms of the Employee Share Purchase Plan

Purpose

The purpose of the Employee Share Purchase Plan is to provide eligible employees of Endurance and its subsidiaries with an opportunity to share in the ownership of Endurance by offering successive options to purchase ordinary shares on terms mutually advantageous to Endurance and its employees.

Administration of the Employee Share Purchase Plan

The Employee Share Purchase Plan will be administered under the direction of the Compensation Committee (or in the absence of the Compensation Committee, by the Board), which is composed of members not eligible to participate in the Employee Share Purchase Plan. The Compensation Committee is appointed by the Board from its members, none of whom are employees of Endurance. The Compensation Committee serves at the pleasure of the Board and its members may thus be removed or replaced by action of the Board at any time. The Compensation Committee determines questions about participation and is empowered to adopt rules and regulations concerning the administration and interpretation of the Employee Share Purchase Plan. Endurance shall pay all transfer or original issue taxes with respect to issuance of shares pursuant to the Employee Share Purchase Plan, and all other fees and expenses necessarily incurred by Endurance in connection with the administration of the Employee Share Purchase Plan.

Eligibility

Employees (including officers who are employees) of Endurance and certain of its subsidiaries who have been regularly employed by Endurance or its subsidiaries for at least five months and whose customary employment is more than 20 hours per week are eligible to participate in the Employee Share Purchase Plan. However, no employee will have the ability to participate in the Employee Share Purchase Plan if (i) he or she would own shares and/or hold outstanding options to purchase shares possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company, or (ii) the value of the shares to be purchased under the Employee Share Purchase Plan on the date the option is granted exceeds twenty-five thousand dollars (U.S.$25,000) for any calendar year in which such option would be outstanding at any time. As of June 30, 2005, there were approximately 280 employees of Endurance and its subsidiaries eligible to participate in the Employee Share Purchase Plan.

Shares Reserved for Issuance

The maximum number of the Company's ordinary shares reserved for issuance under the Employee Share Purchase Plan will be 200,000 shares, subject to adjustment for certain transactions. Such shares will be authorized but unissued shares.

Purchases under the Employee Share Purchase Plan

The Employee Share Purchase Plan is divided into a series of purchase periods, the duration of which is determined from time to time by the Board. The Board has initially determined that purchase periods under the Employee Share Purchase Plan shall be 3 months long. The first purchase period will begin on October 1, 2005 and conclude on the purchase date of December 30, 2005. Subsequent purchase periods will commence at the beginning of each calendar quarter and conclude on the last trading day of the quarter. An employee will be able to purchase the number of full and fractional ordinary shares which may be purchased with his or her accumulated payroll deductions as of the last date of each purchase period. The minimum and maximum number of ordinary shares an employee will be entitled to purchase during his or her participation in the Employee Share Purchase Plan depends on an employee's gross pay throughout that period, the payroll deductions the employee requests and the market value of Endurance shares on the purchase date. An employee may elect to have deducted from his or her paycheck a minimum of one percent (1%) and a maximum of ten percent (10%) of his or her gross salary.

Price

Unless a higher price is designated by the Compensation Committee, the purchase price per share will be 85% of the fair market value of Endurance's ordinary shares on the last day of the purchase period. Fair market value is determined by the closing price per ordinary share as reported on the New York Stock Exchange on or immediately preceding the last calendar day of the purchase period.

Termination of Participation

An employee may withdraw from the Employee Share Purchase Plan at any time up to ten days prior to the purchase date in any purchase period. If an employee chooses to withdraw, that employee may not participate in the Employee Share Purchase Plan until one year from the date of his or her withdrawal.

An employee's participation in the Employee Share Purchase Plan automatically ceases upon the date of his or her death, termination of employment or retirement and the amount credited to the employee's account is returned to him or her or his or her estate. Shares purchased pursuant to the Employee Share Purchase Plan belong to the employee upon purchase and are not forfeitable for any reason.

Transferability of Employee Rights under the Employee Share Purchase Plan

An employee's options to purchase shares under the Employee Share Purchase Plan cannot be sold or given to any other person and may be exercised only by the employee. No additional options to purchase shares will be granted or remain in effect under the Employee Share Purchase Plan if an employee dies or leave the employment of Endurance.

Once each option to purchase shares under the Employee Share Purchase Plan has been exercised, however, the shares become the exclusive property of the employee. At the time of purchase, an employee assumes the same rights and risks as other holders of ordinary shares and will receive dividends when and if declared by the Board of Directors. An employee will, however, be prohibited from selling or transferring his or her shares for one year from the purchase date as more fully described below in the section entitled "Restrictions on Resale of Ordinary Shares".

Restrictions on Resale of Ordinary Shares

Certain executive officers of Endurance who are affiliates of Endurance may not sell ordinary shares issued upon exercise of options under the Employee Share Purchase Plan except (1) pursuant to an effective registration statement under the U.S. Securities Act; (2) in compliance with Rule 144 under the Securities Act; or (3) in accordance with some other applicable exemption under the Securities Act. Endurance has not filed nor does it presently intend to file a registration statement for the benefit of affiliates acquiring ordinary shares under the Employee Share Purchase Plan.

Persons who are not deemed to be affiliates of Endurance may sell ordinary shares received upon exercise of an option under the Endurance Share Purchase Plan pursuant to Section 4(1) of the Securities Act without restriction as to manner of sale or quantity. However, both affiliates and non-affiliates of Endurance will be subject to the restriction in the Employee Share Purchase Plan prohibiting the sale or transfer of shares for one year from the purchase date of those shares.

Duration of the Employee Share Purchase Plan

The Employee Share Purchase Plan is scheduled to expire on October 1, 2015. Appropriate adjustments will be made in the event of any change in Endurance's capital structure, such as share dividend, share split, recapitalization, reorganization, amalgamation, merger, consolidation exchange, liquidation or spinoff.

Amendment or Termination of the Employee Share Purchase Plan

The Board may at any time amend or terminate the Employee Share Purchase Plan, except that prior approval by Endurance shareholders would be required in certain circumstances to comply with tax or securities laws. In the event the Employee Share Purchase Plan is terminated, the Board may elect to terminate all outstanding options either immediately or upon completion of the purchase of shares at the end of the next offering period, or may elect to permit options to expire in accordance with their terms (and participation to continue through such expiration dates). If the options are terminated prior to expiration, all funds contributed to the Employee Share Purchase Plan that have not been used to purchase shares will be returned to the Employee Share Purchase Plan participants.

Federal Income Tax Consequences of the Employee Share Purchase Plan

Set forth below is a discussion of certain United States federal income tax consequences with respect to options to purchase shares issued pursuant to the Employee Share Purchase Plan. The following discussion is a brief summary only, and reference is made to the Internal Revenue Code and the regulations and interpretations issued thereunder for a complete statement of all relevant federal tax consequences. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences of participation in the Employee Share Purchase Plan. There can be no assurance that the U.S. federal income tax consequences of the operation of the Employee Share Purchase Plan will not be altered by future changes in the law, or by subsequent rulings or regulations issued by the U.S. Internal Revenue Service or other government agencies.

The Employee Share Purchase Plan is intended to qualify as an "employee stock purchase plan" as defined in Section 423 of the Code. Assuming such qualification, employees will not recognize any taxable income as a result of participating in the Employee Share Plan or receiving ordinary shares of the Company purchased pursuant to the Employee Share Purchase Plan. Employees may, however, be required to recognize taxable income as described below.

Time of Purchase

Amounts deducted from employee paychecks in order to purchase shares under the Employee Share Purchase Plan are deducted on an after-tax basis. The purchase of shares under the Employee Share Purchase Plan, however, is not itself a taxable event to an employee even though the employee pays less than fair market value for the shares (i.e., the "compensation" to the employee consisting of the difference between the fair market value and the purchase price the employee pays is not taxable at the time of purchase).

Sales of Shares Purchased Under the Employee Share Purchase Plan

The sale of the shares purchased by an employee under the Employee Share Purchase Plan is a taxable event. The tax treatment of the discount and/or any further profit received by the employee will depend on how long the employee holds the shares after purchasing them.

Generally, if an employee sells the shares after holding such shares for at least two years from the beginning of the offering period and one year from the end of the offering period (a "Qualifying Disposition"), the employee will pay tax only if the employee realizes a profit on the sale. If an employee sells the shares less than two years from the beginning of the offering period or one year from the end of the offering period (a "Disqualifying Disposition"), the employee will be taxed on the discount even if the employee does not sell the shares for a profit. In addition, the kind of tax an employee pays (i.e., ordinary income tax or capital gains tax) will depend upon the length of time the employee hold his or her shares prior to sale.

Qualifying Disposition

If an employee sells a share that he or she has held for at least two years from the beginning of the offering period and one year from the end of the offering period, the employee generally will have compensation income for the taxable year in which such disposition occurs, in an amount equal to the lesser of:

(i)	the excess of the amount realized from the disposition of the share at the time of disposition over the purchase price paid, (the employee's profit, if any, on the sale of the shares, after taking into account the discounted purchase price) and

(ii)	a percentage of the fair market value of the shares on the beginning of the offering period for the option to which such disposed share relates equal to the percentage of the discount.

In addition, an employee will have a capital gain or loss, as the case may be, equal to the difference between the amount realized from the disposition of the share and the tax basis for such share. In the case of a Qualifying Disposition, the basis of the share that is sold will be increased by an amount equal to the amount of an employee's compensation income. This means that the amount taxed at capital gains rates is the excess of the amount on which an employee paid ordinary income rates.

The Company will not receive a deduction with respect to a Qualifying Disposition.

Disqualifying Disposition

If an employee sells a share that he or she has held for less than two years from the beginning of the offering period or one year from the end of the offering period, the employee generally will have compensation income (in the year of disposition) in an amount equal to the discount at the time of purchase, and capital gain or loss with respect to the difference between the amount realized and the employee's basis in the share. An employee's basis is the full value of the share at the time of purchase. An employee must also contact the Company within ten (10) days of such disposition. The Company will be entitled to a deduction on its income tax return for the full amount of the compensation income an employee receives from a Disqualifying Disposition.

Disposition Other than by Sale

A disposition two years or more after the beginning of the offering period and at least one year after the end of the offering period may result in tax, but the amount of the discount that is taxed as ordinary income will be limited to the lesser of the full amount of the discount or the amount by which the fair market value of the ordinary share at the time of disposition exceeds the purchase price an employee paid for the share.

Death of a Participant

Upon the death of an employee participating in the Employee Share Purchase Plan prior to disposing of a share purchased under the Employee Share Purchase Plan, the tax return for the year of death must include as ordinary income the lesser of the amount of the full discount or the amount by which the fair market value of the share at death exceeds the purchase price. If such an amount is required to be included in the tax return in the year of death, an estate tax deduction may be available to the estate of the deceased employee participant.

Dividends

Any dividends paid on shares purchased pursuant to the Employee Share Purchase Plan must be reported as ordinary income in the year received.

New Employee Share Purchase Plan Benefits

If this proposal is adopted at the Special General Meeting of Shareholders, certain officers of Endurance will be entitled to participate in the Employee Share Purchase Plan, subject to the restrictions described under "Description of Material Terms of the Employee Share Purchase Plan — Eligibility" above. To the extent that the number of eligible officers, and the officers electing to participate, is subject to change, the future benefits under the Employee Share Purchase Plan are not determinable.

Proposal No. 2 — Establish the Company's 2005 Sharesave Scheme

At its meeting on August 3, 2005, the Board of Directors determined that it is in the best interest of the Company to establish the 2005 Sharesave Scheme to provide eligible U.K. employees of Endurance and its subsidiaries with an opportunity to share in the ownership of Endurance by offering successive options to purchase ordinary shares on terms mutually advantageous to Endurance and employees of its U.K. subsidiaries. The Board of Directors also recommended that the Company's shareholders establish the 2005 Sharesave Scheme and authorize the Company's Board of Directors to do all acts and things which they may consider necessary or desirable to bring the 2005 Sharesave Scheme into effect and to make such modifications which they may consider necessary or desirable to obtain or maintain the approval of the 2005 Sharesave Scheme by Her Majesty's Revenue and Customs of the U.K.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ESTABLISHMENT OF THE COMPANY'S 2005 SHARESAVE SCHEME AND THE AUTHORIZATION THE COMPANY'S BOARD OF DIRECTORS TO DO ALL ACTS AND THINGS WHICH THEY MAY CONSIDER NECESSARY OR DESIRABLE TO BRING THE 2005 SHARESAVE SCHEME INTO EFFECT AND TO MAKE SUCH MODIFICATIONS WHICH THEY MAY CONSIDER NECESSARY OR DESIRABLE TO OBTAIN OR MAINTAIN THE APPROVAL OF THE 2005 SHARESAVE SCHEME BY HER MAJESTY'S REVENUE AND CUSTOMS OF THE U.K. PROXIES WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

The establishment of the Company's 2005 Sharesave Scheme requires the affirmative vote of a majority of the votes cast at the Special General Meeting.

The following description of the 2005 Sharesave Scheme is not intended to be complete and is qualified in its entirety by the text of the 2005 Sharesave Scheme, a copy of which is attached hereto as Exhibit B.

Description of Material Terms of the 2005 Sharesave Scheme

Purpose

The purpose of the 2005 Sharesave Scheme is to provide eligible employees of Endurance's U.K. subsidiaries with an opportunity to share in the ownership of Endurance by offering successive options to purchase ordinary shares on terms mutually advantageous to Endurance and employees of its U.K. subsidiaries.

Administration of the 2005 Sharesave Scheme

The 2005 Sharesave Scheme will be administered under the direction of the Board, which is composed of members not eligible to participate in the 2005 Sharesave Scheme. The Board may make and vary such regulations (not being inconsistent with the 2005 Sharesave Scheme) as it thinks fit for the administration and implementation of the 2005 Sharesave Scheme. The Board's decision on any matter concerning the Scheme or its interpretation is final and binding. The Board may delegate its authority to any authorized officer or officers of the Company as it deems appropriate.

Eligibility

Current employees of Endurance's U.K. subsidiaries: (i) who have achieved a minimum period of continuous service set by the Board; (ii) whose earnings from his or her office or employment are general earnings to which section 15 or 21 of the U.K. Income Tax (Earnings and Pensions) Act 2003 (the "Act") applies; (iii) who is not ineligible to participate in the Scheme by virtue of any of the provisions of the Act, including in particular paragraph 11 of Schedule 3 to the Act (other than as permitted by the Board), are eligible to participate in the 2005 Sharesave Scheme. U.K. non-employee directors are not eligible to participate.

Shares Reserved for Issuance

The maximum number of the Company's ordinary shares reserved for issuance under the 2005 Sharesave Scheme will be 75,000 shares, subject to adjustment for certain transactions. Such shares will be authorized but unissued shares.

Purchases under the 2005 Sharesave Scheme

Under the 2005 Sharesave Scheme, the Board may grant a series of options to acquire Endurance ordinary shares which vest in three, five or seven years. An employee saves for the purchase price of his or her options by entering into a savings contract with a savings provider under which he or she agrees to save a regular monthly amount, not less than £5 per month or more than £250 per month. At the end of each savings period, participating employees receive their savings back, plus a U.K. tax-free bonus, which may be used, at the participating employees' discretion, to exercise their options. Options not exercised within six months from the end of the contract will lapse.

Price

Unless a higher price is designated by the Board, the purchase price per share will be 85% of the fair market value of Endurance's ordinary shares on the date of grant of the option. Fair market value is determined by the average of the highest and lowest prices as reported on the New York Stock Exchange on or immediately preceding the date of grant. The purchase price is converted into Pounds Sterling at the noon buying rate in New York, New York, as certified for customs purposes by the U.S. Federal Reserve Bank, either as of that day or averaged over the three preceding days, as determined by the Board.

Change of Control

In the event of a change of control of the Company, participating employees shall have no right to exercise their unvested options. An acquiring company, with the agreement of a participating employee, may offer to grant to the participating employee a new option for shares in the acquiring company in exchange for the old option, so long as the new option has an equal aggregate market value, an equal aggregate exercise price and terms otherwise identical to the old option.

Termination of Participation

If a participating employee ceases to be employed by the Company or one of its subsidiaries as a result of injury, disability redundancy or retirement, either at age 60 or such other age at which he or she is bound to retire in accordance with the terms of his ro her employment, any outstanding option becomes and remains exercisable for a period of six months from the date of cessation of employment.

In the event of the death of a participating employee prior to the date on which the bonus under the savings contract becomes payable, any outstanding option may be exercised by his or her personal representatives at any time during the period of 12 months commencing on the date of death. In the event of the death of a participating employee within six months of the date on which the bonus under the savings contract becomes payable, any outstanding option may be exercised by his or her personal representatives at any time during the period of 12 months commencing on the date on which the bonus becomes payable.

Transferability of Employee Rights under the 2005 Sharesave Scheme

An employee's options to purchase shares under the 2005 Sharesave Scheme cannot be transferred, mortgaged, pledged or encumbered and may be exercised only by the employee (or his or her personal representatives after death).

Once each option to purchase shares under the 2005 Sharesave Scheme has been exercised, however, the shares become the exclusive property of the employee and are freely transferable. At the time of purchase, an employee assumes the same rights and risks as other holders of ordinary shares and will receive dividends when and if declared by the Board of Directors.

Restrictions on Resale of Ordinary Shares

Certain executive officers of Endurance who are affiliates of Endurance may not sell ordinary shares issued upon exercise of options under the 2005 Sharesave Scheme except (1) pursuant to an effective registration statement under the U.S. Securities Act; (2) in compliance with Rule 144 under the Securities Act; or (3) in accordance with some other applicable exemption under the Securities Act. Endurance has not filed nor does it presently intend to file a registration statement for the benefit of affiliates acquiring ordinary shares under the 2005 Sharesave Scheme.

Persons who are not deemed to be affiliates of Endurance may sell ordinary shares received upon exercise of an option under the Endurance Share Purchase Plan pursuant to Section 4(1) of the Securities Act without restriction as to manner of sale or quantity.

Duration of Plan

The 2005 Sharesave Scheme is scheduled to expire on the 10th anniversary of its commencement. With the approval of Her Majesty's Revenue and Customs of the United Kingdom, appropriate adjustments may be made by the Board in the event of any variation in Endurance's ordinary share capital. This may, depending on the circumstances, include a share dividend, share split, recapitalization, reorganization, amalgamation, merger, consolidation exchange, liquidation or spinoff.

Amendment or Termination of the 2005 Sharesave Scheme

The Board may at any time terminate the 2005 Sharesave Scheme. Upon termination, no further options will be granted under the 2005 Sharesave Scheme, but existing options shall remain in effect until expiration.

The Board may delete, amend or add to the rules of the 2005 Sharesave Scheme provided that (i) no deletion, amendment or addition may operate to affect adversely subsisting rights of participants without the prior approval of the majority of the affected participants and (ii) no alteration to a key feature shall have effect without the prior approval of Her Majesty's Revenue and Customs of the U.K. In addition, the Board (or an authorized officer) may amend the 2005 Sharesave Scheme to the extent necessary to maintain approval of Her Majesty's Revenue and Customs or to remain in compliance with U.K., U.S. and Bermuda laws and regulations and may establish further schemes to apply in overseas territories governed by rules similar to the rules of the 2005 Sharesave Scheme but modified to take account of local tax, exchange control or securities laws, regulations or practice.

Federal Income Tax Consequences of the 2005 Sharesave Scheme

Set forth below is a discussion of certain United States federal income tax consequences with respect to options that may be issued pursuant to the 2005 Sharesave Scheme. The following discussion is a brief summary only, and reference is made to the U.S. Internal Revenue Code and the regulations and interpretations issued thereunder for a complete statement of all relevant federal tax consequences. This summary is not intended to be exhaustive and does not describe state, local or non-U.S. tax consequences of participation in the 2005 Sharesave Scheme. There can be no assurance that the U.S. federal income tax consequences of the operation of the 2005 Sharesave Scheme will not be altered by future changes in the law, or by subsequent rulings or regulations issued by the U.S. Internal Revenue Service or other government agencies. The position may also be affected by the terms of any applicable double taxation treaty.

Since the 2005 Sharesave Scheme is intended solely for employees of U.K. subsidiaries of the Company, it does not qualify as an "employee stock purchase plan" as defined in Section 423 of the Code. Consequently, employees of the Company's U.K. subsidiaries who are U.S. taxpayers and elect to participate in the 2005 Sharesave Scheme will recognize taxable ordinary income at the time of the exercise of options equal to the difference between the current fair market value of the shares and the exercise price of the option.

The sale of the shares purchased by an employee of the Company's U.K. subsidiaries who is a U.S. taxpayer under the 2005 Sharesave Scheme will be a taxable event. The tax treatment of any further profit received by the employee will depend on how long the employee holds the shares after exercising the option. Generally, if an employee sells the shares within one year of the exercise of his or her option, the gain realized will be taxed at ordinary income rates; if any employee sells the shares more than one year of the exercise of his or her option, the gain realized will be taxed at the rates applicable to capital gains.

The Company will receive a deduction with respect to the discount reported as ordinary income by the recipient of the option under the 2005 Sharesave Scheme. The Company will not receive a deduction at the time of the disposition of the shares purchased under the 2005 Sharesave Scheme.

Any dividends paid on shares purchased pursuant to the 2005 Sharesave Scheme received by U.S. taxpayers must be reported as U.S. ordinary income in the year received.

New 2005 Sharesave Scheme Benefits

If this proposal is adopted at the Special General Meeting of Shareholders, certain officers of Endurance will be entitled to participate in the 2005 Sharesave Scheme, subject to the restrictions described under "Description of Material Terms of the 2005 Sharesave Scheme — Eligibility" above. To the extent that the number of eligible officers, and the officers electing to participate, is subject to change, the future benefits under the 2005 Sharesave Scheme are not determinable.

COMPENSATION OF DIRECTORS

Through the year ended December 31, 2004, the annual compensation for the members of the board of directors who are not otherwise affiliated with the Company as employees or officers (each, a "Non-Employee Director") was $50,000. The chairman of each committee of the board also received an additional $5,000 per annum. At its meeting on February 17, 2005, the board of directors, based on recommendations of an outside compensation consultant and of management, voted to increase the annual compensation to be paid to Non-Employee Directors to $55,000. The additional compensation to be paid to the chairman of the Audit Committee was increased to $15,000 per annum. The additional compensation of the chairmen of each other committee will remain $5,000 per annum. Compensation is paid in quarterly installments.

Non-Employee Directors previously received further compensation under the 2003 Non-Employee Director Equity Incentive Plan (the "Directors' Plan"), which is designed to maintain the Company's ability to attract and retain the services of experienced and highly qualified outside directors and to create a proprietary interest in the Company's continued success. On the date of each annual general meeting of the Company, each of the Non-Employee Directors may be awarded either (a) 1,750 restricted share units or (b) options to purchase 5,000 of the Company's ordinary shares. The Compensation Committee of the Board of Directors shall determine annually whether grants under the Directors' Plan are to be made in the form of restricted share units or options. Any restricted share units granted will vest and convert into ordinary shares on the six month anniversary of the date of grant. Any options granted will be ten year options, which become fully vested six months following the date of grant. The exercise price for the options will be equal to the fair market value of the ordinary shares on the date of grant. As defined in the Directors' Plan, the fair market value will be the closing sales price for the ordinary shares on the principal national securities exchange upon which the ordinary shares are traded, or if the ordinary shares are not traded on a national securities exchange, an amount determined in good faith by the board of directors. The Directors' Plan authorizes the issuance of up to 750,000 ordinary shares, subject to adjustment in certain circumstances.

Each of the Non-Employee Directors received 1,750 restricted share units at the annual general meeting of the Company held in May 2005 and received an option to purchase 5,000 ordinary shares at the annual general meeting of the Company held in May 2004 at an exercise price of $33.91.

The Directors' Plan also provides the Non-Employee Directors with the ability to receive all or a selected portion of their cash director fees in the form of restricted share units. The number of restricted share units credited to a Non-Employee Director's account is determined based upon the fair market value of the ordinary shares at the time the cash compensation would otherwise have been paid to the Non-Employee Director. Each Non-Employee Director's restricted share unit account is credited with additional restricted share units equal to the amount of any dividends which would have been payable on the restricted share units had they been converted into ordinary shares. The restricted share units are converted into ordinary shares and distributed to the Non-Employee Director after termination of such Non-Employee Director's service with the Company.

Directors are reimbursed for out of pocket expenses incurred in connection with their services to the Company.

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

The following Summary Compensation Table sets forth, for the years ended December 31, 2004, 2003 and 2002, the compensation for services in all capacities earned by the Company's Chief Executive Officer and its four next most highly compensated executive officers (the "named executive officers"). Mr. Boucher's compensation amounts are converted into U.S. dollars at a rate of £1=$1.60.

	Annual Compensation				Long-Term Compensation
					Awards		Payouts
Name and Principal Position	Year	Salary	Bonus (1)	Other Annual Compensation (2)	Restricted Share Units ($)(3)	Securities Underlying Options/ SARs (#)	LTIP Payouts ($)	All Other Compensation (4)
Kenneth J. LeStrange	2004	$900,000	$1,350,000	$158,252			$509,796	$13,565
Chairman of the Board of	2003	900,000	1,100,000	151,759				26,333
Directors, President and	2002	900,000	1,000,000	328,691				23,979
Chief Executive Officer
Steven W. Carlsen	2004	600,000	900,000		750,000		229,402	29,657
Chief Operating Officer	2003	600,000	900,000					18,000
	2002	600,000	900,000					1,553
James R. Kroner	2004	500,000	750,000	68,478	750,000		191,174	16,865
Chief Financial Officer	2003	500,000	750,000	88,621				26,268
	2002	500,000	750,000	125,808				23,772
Mark W. Boucher	2004	664,480	332,260		250,000		38,228	32,240
Chief Executive Officer,	2003	657,600	153,424					27,952
Endurance U.K.	2002	640,000	197,260			150,000		26,864
David S. Cash	2004	368,600	368,600	120,000	500,000		44,594	17,320
President, Endurance	2003	361,000	300,000	120,000				11,654
Bermuda	2002	350,000	350,000	120,000				10,636

(1)	A portion of each named executive officer's 2002, 2003 and 2004 bonus payment was made in the form of restricted share units. Mr. LeStrange received 100% of his 2002 bonus and 50% of his 2003 and 2004 bonuses in the form of restricted share units. Messrs. Carlsen and Kroner received 50% of their 2002, 2003 and 2004 bonuses in the form of restricted share units. Messrs. Boucher and Cash received 25% of their bonuses for 2002 and 50% of their bonuses for 2003 and 2004 in the form of restricted share units. The restricted share units issued in lieu of the 2002 bonuses are forfeitable only upon violation of a non-competition restriction and become transferable in equal thirds on March 1, 2004, March 1, 2005 and March 1, 2006. The restricted share units issued in lieu of the 2003 and 2004 bonuses are forfeitable only upon violation of a non-competition restriction and become transferable in equal quarters on first four annual anniversaries after the date of issuance. Any dividends credited in the form of restricted share units become transferable on the last transfer date.

(2)	Other Annual Compensation in 2002 includes (i) relocation expenses for Mr. LeStrange in the amount of $189,707, (ii) housing expenses for Mr. Kroner in the amount of $107,352 and (iii) housing expenses for Mr. Cash in the amount of $120,000. Other Annual Compensation in 2003 includes (i) housing expenses for Mr. LeStrange in the amount of $71,262 and tax reimbursement payments for Mr. LeStrange in the amount of $60,282, (ii) housing expenses for Mr. Kroner in the amount of $52,024 and tax reimbursement payments for Mr. Kroner in the amount of $27,745 and (iii) housing expenses for Mr. Cash in the amount of $120,000. Other Annual Compensation in 2004 includes (i) housing expenses for Mr. LeStrange in the amount of $106,237 and tax reimbursement payments for Mr. LeStrange in the amount of $52,015; (ii) housing expenses for Mr. Kroner in the amount of $55,387 and tax reimbursement payments for Mr. Kroner in the amount of $13,091; and (iii) housing expenses for Mr. Cash in the amount of $120,000.

(3)	The restricted share units listed above were awarded on November 18, 2004. These restricted share units are forfeitable either (a) upon violation of a non-competition restriction or (b) upon receipt by the named executive officer of an unsatisfactory performance appraisal review. These restricted share units convert into ordinary shares, cash or a combination thereof, at the discretion of the Compensation Committee, in accordance with the following schedule:

November 18, 2005	12.5%
November 18, 2006	25.0%
November 18, 2007	25.0%
November 18, 2008	25.0%
November 18, 2009	12.5%

Dividends paid on the Company's ordinary shares during the period these restricted share units are outstanding are credited as additional restricted share units and are converted on March 1, 2008.

In addition to the restricted share units listed above, a portion of each named executive officer's bonus payment was made in the form of restricted share units. The restricted share units in lieu of bonus payments have been delivered on March 1 of the year following the calendar year in which the bonuses were earned. The number of restricted share units to be delivered in lieu of bonus payments is determined based upon the closing price of the Company's ordinary shares on March 1, the date of grant. The restricted share units in lieu of bonus payments for the named executive officers for 2002, 2003 and 2004 were as follows:

Name	Bonus Year	Percentage of Bonus	Dollar Amount	Number of Restricted Share Units
Kenneth J. LeStrange	2004	50%	$675,000	18,918
	2003	50	550,000	16,243
	2002	100	1,000,000	45,167
Steven W. Carlsen	2004	50	450,000	12,612
	2003	50	450,000	13,290
	2002	50	450,000	20,325
James R. Kroner	2004	50	375,000	10,510
	2003	50	375,000	11,075
	2002	50	375,000	16,938
Mark W. Boucher	2004	50	166,130	5,534
	2003	50	76,712	2,584
	2002	25	49,315	3,388
David S. Cash	2004	50	184,300	5,165
	2003	50	150,000	4,430
	2002	25	87,500	3,952

The restricted share units delivered in lieu of a portion of the named executives' bonuses are forfeitable only upon violation of a non-competition restriction and convert into ordinary shares, cash or a combination thereof, at the discretion of the Compensation Committee, in equal thirds (in the case of the 2002 bonus restricted share units) or quarters (in the case of the 2003 and 2004 bonus restricted share units) on the annual anniversary of the date of grant. Dividends paid on the Company's ordinary shares during the period these restricted share units are outstanding are credited as additional restricted share units and are converted on the last applicable conversion date of the restricted share units.

The aggregate number and value of the restricted share units held by the named executive officers as of December 31, 2004 were as follows:

Name	Number of Restricted Share Units	Value of Restricted Share Units
Kenneth J. LeStrange	47,947	$1,639,787
Steven W. Carlsen	50,260	1,718,892
James R. Kroner	45,644	1,561,024
Mark W. Boucher	12,515	428,013
David S. Cash	22,316	763,207

The value of restricted share units has been calculated by multiplying the closing price of the Company's ordinary shares at December 31, 2004 by the number of restricted share units.

(4)	These amounts represent the following:

	Year	Premium Payments for Group Term Life Insurance	Pension Plan Contributions
Kenneth J. LeStrange	2004	$1,365	$12,200
	2003	2,100	24,233
	2002	2,100	21,879
Steven W. Carlsen	2004	2,307	27,350
	2003		18,000
	2002		1,553
James R. Kroner	2004	1,365	15,500
	2003	2,100	24,168
	2002	2,100	21,672
Mark W. Boucher	2004	1,213	31,027
	2003	2,864	25,088
	2002	2,864	24,000
David S. Cash	2004	1,654	15,667
	2003	1,654	10,000
	2002	636	10,000

Employment Contracts

The following information summarizes the employment agreements for the Company's Chief Executive Officer and the other named executive officers.

Kenneth J. LeStrange.    The Company entered into an employment agreement with Mr. LeStrange that commenced as of December 14, 2002. Mr. LeStrange's employment agreement was amended and restated on February 27, 2003 and extends through December 14, 2006. Under the agreement, Mr. LeStrange serves as Chairman, President and Chief Executive Officer and receives an annual base salary of no less than $900,000 and an annual incentive bonus opportunity not to exceed 150% of his salary, and is eligible to receive a pro rata annual bonus in respect of any periods following the effectiveness of the agreement during which Mr. LeStrange continues to perform services for the Company. The agreement requires the Company to provide medical and dental coverage for Mr. LeStrange and his eligible dependents, a suitable pension plan under Bermuda law at a level no less than that which the Company provides to its other senior executive officers, as well as participation in any other employee benefit and compensation plans made generally available to the Company's executives, including insurance benefits. The agreement further provides that Mr. LeStrange is entitled to travel in a private aircraft or receive reimbursement for first class air accommodations in connection with required business travel and to participate in an air travel club. Mr. LeStrange is entitled to receive reimbursement for reasonable expenses incurred during the course of his employment, a housing allowance of up to $200,000 per annum, a tax gross-up for any United States income, employment and payroll taxes he incurs by virtue of the housing allowance or private aircraft travel, and reimbursement for the dues and reasonable business-related expenses for membership in a country club.

On August 22, 2003, Mr. LeStrange purchased 50,000 ordinary shares of the Company for an aggregate purchase price of $1,000,000, pursuant to the terms of the employment agreement between the Company and Mr. LeStrange. These shares are not forfeitable. The agreement provides that 100,000 ordinary shares previously purchased by Mr. LeStrange will be forfeited if, prior to December 14, 2006, the Company terminates Mr. LeStrange's employment for cause, as defined in the agreement, or Mr. LeStrange voluntarily terminates his employment without good reason (as defined in the agreement). The agreement provides a revised vesting schedule for the stock options previously granted to Mr. LeStrange to purchase 1,094,092 ordinary shares at a price of $20 per share. The option became vested with respect to 20% of the ordinary shares covered thereby as of January 1, 2003 and an additional 20% of the ordinary shares covered thereby on December 14, 2003 and an additional 20% became vested on December 14, 2004 and will become vested with respect to an additional 20% of the ordinary shares covered thereby on each of December 14, 2005 and December 14, 2006. The option becomes fully vested and exercisable upon a change in control (as defined in the agreement).

If Mr. LeStrange's employment ends as a result of his death or disability, the agreement provides that Mr. LeStrange (or, in the case of Mr. LeStrange's death, the executor, personal representative or administrator of his estate) is entitled to (i) any accrued base salary, unreimbursed expenses, earned but unpaid bonus and accrued vacation; (ii) payment of base salary in accordance with the Company's executive payroll policy through December 14, 2006; (iii) pro rata vesting of his option through the date of termination and exercisability for 18 months thereafter; and (iv) the continuation through December 14, 2006 of medical, dental, pension and other benefits generally available to the Company's executives.

If the Company terminates Mr. LeStrange's employment for cause (as defined in the agreement), or if he terminates his employment without good reason (as defined in the agreement), his previously granted options terminate, and he is entitled to (i) payment of any accrued base salary, unreimbursed expenses and accrued vacation and (ii) payment of any benefits to which he was entitled as of the date of his termination of employment under the Company's applicable employee benefit plans.

If the Company terminates Mr. LeStrange's employment without cause or if he terminates his employment with good reason, he is entitled to (i) payment of any accrued base salary, unreimbursed expenses and accrued vacation, (ii) payment of any benefits to which he was entitled as of the date of his termination of employment under the Company's applicable employee benefit plans; (iii) payment of any unpaid annual bonus which has been allocated or awarded in respect of a completed fiscal year; (iv) continued payment of his base salary through the earlier of December 14, 2006 or the second anniversary of his termination of employment (subject to offset by any salary earned from a subsequent employer relating to period ending with such earlier date) (the "Severance Period"), subject to acceleration into one lump sum payment in the event of a change in control; (v) continuation during the Severance Period of employee benefits similar to those provided to Mr. LeStrange and his eligible dependents immediately prior to the date of his termination of employment (subject to offset by any benefits of the same type received by or made available to him); and (vi) continued vesting of his previously granted options during the Severance Period and the continued exercisability of such options for a period of one month thereafter.

Any payments or benefits the Company provides to Mr. LeStrange which are contingent on the occurrence of a change in control are subject to a cap to the extent they would result in the application of any excise tax under section 4999 of the Internal Revenue Code, but only if the application of such cap would cause Mr. LeStrange to be in a better after-tax position than he would be, absent the application of such cap. Under the agreement, the Company is required to indemnify Mr. LeStrange under its directors' and officers' liability insurance policy and to pay Mr. LeStrange all reasonable legal fees incurred by him in connection with the preparation of the agreement as well as his attempt to enforce any right afforded to him thereunder.

Mr. LeStrange is subject to certain non-competition and non-solicitation requirements while he is employed, and also during the following post-employment periods: (i) in the event the Company terminates Mr. LeStrange's employment without cause or Mr. LeStrange voluntarily terminates his employment with good reason, the requirements apply for the duration of the Severance Period; and (ii) otherwise, the requirements apply for the one year period immediately following his termination of employment. Mr. LeStrange is also subject to ongoing confidentiality requirements.

Executive Officers.    Messrs. Carlsen and Kroner entered into new employment agreements as of April 30, 2004 that expire on December 17, 2006. Mr. Boucher's agreement is with Endurance U.K.; Mr. Carlsen's, with Endurance Services; and Mr. Kroner's, with the Company. The following descriptions reflect the material terms of these agreements.

Steven W. Carlsen.    Under Mr. Carlsen's agreement, Mr. Carlsen originally agreed to serve as President of Endurance Services. Mr. Carlsen now serves as Chairman of Endurance U.S. and Chairman of Endurance Services. Mr. Carlsen receives an annual base salary of $600,000 and may receive an annual incentive bonus not to exceed 150% of his salary. In addition, Endurance Services is required to provide medical and dental coverage for Mr. Carlsen and his eligible dependents, a suitable pension plan under New York and United States federal law, as well as participation in any other employee benefit plan made generally available to the Company's executives. Mr. Carlsen is also entitled to be reimbursed for other reasonable expenses incurred during the course of his employment.

If Mr. Carlsen's employment ceases as a result of his death or disability or is terminated by the Endurance Services without cause or by Mr. Carlsen with good reason (as defined in the agreement), Mr. Carlsen (or in the case of Mr. Carlsen's death, his heirs, executors and administrators) is entitled to (i) any accrued base salary; (ii) any annual bonus which has been allocated or awarded but not yet paid or delivered for a completed fiscal year preceding the date of termination; (iii) the continuation until December 17, 2006 of any medical, dental and pension plans and any other employee benefits to which he was entitled at the time of his termination of employment; (iv) payment of base salary in accordance with Endurance Services' executive payroll policy through December 17, 2006; (v) vesting of his stock options as if his employment had continued through December 17, 2006 and the right to exercise them through December 17, 2007; and (v) other ancillary benefits.

If Mr. Carlsen's employment is terminated by Endurance Services with cause or by Mr. Carlsen without good reason (as defined in the agreement), all of the Company's obligations cease, and Mr. Carlsen will be entitled to receive accrued salary, unreimbursed expenses, accrued vacation and other ancillary benefits.

Mr. Carlsen is also subject to non-competition provisions during the term of the agreement, a one-year post-employment covenant not to solicit employees or customers and ongoing confidentiality requirements.

Mr. Carlsen is entitled to be indemnified from any claim, loss, damage or expense arising from the performance of his duties as an officer or director to the extent permitted by law and Endurance Services by-laws.

James R. Kroner.    Under Mr. Kroner's employment agreement, Mr. Kroner agreed to serve as Chief Financial Officer of the Company and receives an annual base salary of $500,000 and may receive an annual incentive bonus not to exceed 150% of his salary. Mr. Kroner is entitled to reasonable relocation expenses upon the termination of his employment for any reason other than serious misconduct, a housing allowance of up to $100,000 per year, and a tax gross-up for U.S. income taxes related to the housing allowance. The remaining material terms of Mr. Kroner's agreement are substantially identical to Mr. Carlsen's agreement.

Mark W. Boucher.    Under Mr. Boucher's employment agreement, Mr. Boucher agreed to serve as Chief Executive Officer of Endurance U.K. and receives an annual base salary of £400,000 (increased to £411,000 in 2003) and may receive an annual incentive bonus not to exceed 100% of his salary. The remaining material terms of Mr. Boucher's agreement are substantially identical to Mr. Carlsen's agreement.

Option/SAR Grants in the Last Year

No options to purchase ordinary shares were granted to the Company's named executive officers during the year ended December 31, 2004. In accordance with the terms of the options previously granted to the named executive officers, the per share exercise price of such options decreased by $0.75, reflecting the aggregate amount of dividends paid by the Company on its ordinary shares in 2004.

Aggregated Option/SAR Exercises in the Last Fiscal Year and Year-end Option/SAR Values

No options to purchase ordinary shares were exercised by the Company's named executive officers during the year ended December 31, 2004. The following table sets forth information concerning the number and potential value of unexercised options (both options which are presently exercisable and options which are not presently exercisable) held by each of the named executive officers as of December 31, 2004:

	Number of Shares Underlying Unexercised Options at 2004 Year-End		Value of Unexercised In-the-Money Options at 2004 Year-End(1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Kenneth J. LeStrange	656,454	437,638	$10,063,440	$6,708,991
Steven W. Carlsen	350,108	87,529	5,367,156	1,341,820
James R. Kroner	291,756	72,940	4,472,619	1,118,170
Mark W. Boucher	90,000	60,000	1,379,700	919,800
David S. Cash	233,408	58,350	3,578,145	894,506

(1)	The value of unexercised in-the-money options at 2004 year-end has been calculated by multiplying the difference between the exercise price per share and the closing share price at December 31, 2004 by the number of shares underlying options.

Long-Term Incentive Plan Awards in Last Fiscal Year

The following table summarizes the Long-Term Incentive Plan awards made to the named executive officers during the latest fiscal year. The long-term incentive awards presented below consisted of restricted share units, which derive their value from the market value of the Company's ordinary shares on the date the restricted share units are converted.

Name	Number of Restricted Share Units(#)(1)	Performance Period for Payout
Kenneth J. LeStrange	16,243	Four Years (2)
Steven W. Carlsen	13,290	Four Years (2)
	22,422	Five Years (3)
James R. Kroner	11,075	Four Years (2)
	22,422	Five Years (3)
Mark W. Boucher	2,584	Four Years (2)
	7,474	Five Years (3)
David S. Cash	4,430	Four Years (2)
	14,948	Five Years (3)

(1)	Each restricted share unit represents the fair value of the Company's ordinary shares.

(2)	These restricted share units were delivered in lieu of a portion of the named executives' 2003 bonuses. These restricted share units are forfeitable only upon violation of a non-competition restriction and convert into ordinary shares, cash or a combination thereof, at the discretion of the Compensation Committee, in equal quarters on March 1, 2005, 2006, 2007 and 2008. Dividends paid on the Company's ordinary shares during the period these restricted share units are outstanding are credited as additional restricted share units and are converted on March 1, 2008.

(3)	These restricted share units were granted on November 18, 2004. These restricted share units are forfeitable either (a) upon violation of a non-competition restriction or (b) upon receipt by the recipient of an unsatisfactory performance appraisal review. These restricted share units convert into ordinary shares, cash or a combination thereof, at the discretion of the Compensation Committee, in accordance with the following schedule:

November 18, 2005	12.5%
November 18, 2006	25.0%
November 18, 2007	25.0%
November 18, 2008	25.0%
November 18, 2009	12.5%

Dividends paid on the Company's ordinary shares during the period these restricted share units are outstanding are credited as additional restricted share units and will be converted on March 1, 2008.

2002 Amended and Restated Stock Option Plan.    In February 2003 the Board of Directors and shareholders approved an amendment and restatement of the Endurance Specialty Holdings Ltd. 2002 Amended and Restated Stock Option Plan (the "2002 Option Plan"). The Company's employees and officers, as well as employees and officers of the Company's subsidiaries, in each case, who are selected by the Compensation Committee of the Board of Directors or its designee, are eligible to participate in the 2002 Option Plan. The purpose of the 2002 Option Plan is to provide a means through which the Company and its subsidiaries, as applicable, may attract able persons to enter and remain in the Company and its subsidiaries' employ, and to provide a means whereby those employees upon whom the responsibilities of the Company's successful administration and management rest, and whose present and potential contributions to the Company's welfare are of importance, can acquire and maintain share ownership, thereby strengthening their commitment to the Company's welfare and that of the subsidiaries, and promoting an identity of interests between the Company's shareholders and those employees. The 2002 Option Plan authorizes the issuance of options, tandem share appreciation rights, stand-alone share appreciation rights, restricted shares, phantom shares, share bonuses or other equity incentive awards covering up to 4,986,975 ordinary shares, subject to adjustment in certain circumstances. At December 31, 2004, options to purchase 3,253,691 ordinary shares were outstanding.

Options may be either "Incentive Stock Options" as that term is defined in Section 422 of the Code, or options which do not qualify as Incentive Stock Options ("Non-Qualified Stock Options"). An Incentive Stock Option must expire within 10 years from the date it is granted (five years in the case of options granted to holders of more than 10% of the Company's shares). Incentive Stock Options are not exercisable until one year after the date of grant. The exercise price of an Incentive Stock Option must be at least equal to the fair market value of the shares on the date such Incentive Stock Option is granted (110% of fair market value in the case of options granted to holders of more than 10% of the Company's shares) and may be paid in cash, in shares valued at their then fair market value or by such other means as the Compensation Committee may prescribe. In addition, the Company may grant Non-Qualified Stock options, the exercise price of which may be below, equal to or above the fair market value of the Company's shares on the date of grant.

In addition to Incentive Stock Options and Non-Qualified Stock Options, the Company may grant reload options in the event a participant, while in the Company's employ, exercises an option by the delivery of shares which the participant has held for a period of at least six months, or in the event a participant's tax withholding obligations upon the exercise of options are satisfied by the participant's delivery of shares or by the Company withholding shares. Such reload options entitle the participant to purchase that number of shares equal to the number of shares so delivered to, or withheld by, the Company, provided that the total number of shares covered by reload options may not exceed the number of shares subject to the original option. The exercise price per share subject to reload options will be the fair market value of a share on the date such reload option is granted, and the duration or reload options will be no longer than 10 years from the date of grant of the underlying option to which the grant of the reload option relates. Other specific terms and conditions applicable to reload options will be determined by the Compensation Committee.

The Compensation Committee may grant a share appreciation right in connection with all or any portion of an option as well as independent of any option grant. A share appreciation right entitles the participant to receive the amount by which the fair market value of a specified number of shares on the exercise date exceeds an exercise price established by the Compensation Committee. The excess amount will be payable in ordinary shares, in cash or in a combination thereof, as determined by the Compensation Committee.

The Compensation Committee may grant restricted shares, phantom shares, share bonuses or other equity incentive awards as payment of a bonus, as payment of any other compensation obligation, upon the occurrence of a special event or as otherwise determined by the Compensation Committee. Vesting and restrictions on the ability to exercise such equity incentive awards may be conditioned upon the achievement of one or more goals relating to completion of service by the participant or the achievement of one or more financial goals by the Company, as determined by the Compensation Committee in its discretion. Recipients of restricted shares may have voting rights and may receive dividends on the granted shares prior to the time the restrictions lapse.

In the event of a "Change in Control" of the Company (as defined in the 2002 Option Plan), equity incentive awards issued and outstanding under the 2002 Option Plan shall immediately vest and become either immediately exercisable or payable in cash.

Equity Compensation Plan Information

The following table provides information as of December 31, 2004 with respect to the Company's ordinary shares that may be issued under our existing equity compensation plans, including our 2002 Option Plan

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	4,067,171	$19.43	919,804
Equity compensation plans not approved by security holders
Total	4,067,171	$19.43	919,804

(1)	Weighted average price does not include $nil exercise price of 813,840 restricted share units included in the number of securities to be issued upon exercise.

Compensation Committee Interlocks and Insider Participation

During 2004, Anthony J. DiNovi, Charles G. Froland, Richard C. Perry and Richard P. Schifter served on the Compensation Committee. None of these individuals has ever served as an employee or officer of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table lists the beneficial ownership of each person or group who, as of September 8, 2005, owned, to the Company's knowledge, more than 5% of the Company's ordinary shares outstanding.

Name and Address of Beneficial Owner(1)	Number of Shares(2)	Percentage
Perry Corp.(3)	6,891,170	11.5%
FMR Corp.(4)	6,137,070	10.2%
Capital Z Partners, L.P.(5)	5,481,675	8.8%
Aon Corporation(6)	4,099,200	6.4%

(1)	The address for each beneficial owner is listed in the relevant footnote.

(2)	Includes the outstanding ordinary shares and assumes the exercise of all warrants outstanding for ordinary shares as well as the exercise of all options vested at or within 60 days of September 8, 2005 with respect to each shareholder.

The Bye-Laws generally provide that any shareholder owning, directly, indirectly or, in the case of U.S. persons, by attribution, more than 9.5% of the Company's ordinary shares will have the voting rights attached to such ordinary shares reduced so that it may not exercise more than 9.5% of the total voting rights. See "Voting Rights and Solicitation of Proxies — Voting at the Special General Meeting."

(3)	Includes 4,984,437 ordinary shares and vested options exercisable to purchase 7,300 ordinary shares held by Perry Partners International, Inc., 1,495,733 ordinary shares and vested options exercisable to purchase 2,700 ordinary shares held by Perry Partners, L.P., 267,427 ordinary shares held by Perry Commitment Fund International, L.P. and 133,573 ordinary shares held by Perry Commitment Fund, L.P. The address of the beneficial owner is 599 Lexington Avenue, 36th Floor, New York, New York 10022. Richard Perry has voting and investment power over the securities beneficially owned by Perry Corp.

(4)	The following information is based on Amendment No. 1 to Schedule 13G filed on March 10, 2005 by FMR Corp., Edward C. Johnson 3d and Abigail P. Johnson.

Fidelity Management & Research Company ("Fidelity"), 82 Devonshire Street, Boston, Massachusetts 02109, a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, disclosed that is the beneficial owner of 5,157,660 ordinary shares as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. Edward C. Johnson 3d, FMR Corp., through its control of Fidelity, and the funds each has sole power to dispose of the 5,157,660 ordinary shares owned by the funds. Neither FMR Corp. nor Edward C. Johnson 3d, Chairman of FMR Corp., has the sole power to vote or direct the voting of the ordinary shares owned directly by the funds, which power resides with the funds' Boards of Trustees. Fidelity carries out the voting of the ordinary shares of the Company under written guidelines established by the funds' Boards of Trustees.

Fidelity Management Trust Company, 82 Devonshire Street, Boston, Massachusetts 02109, a wholly-owned subsidiary of FMR Corp. and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, is the beneficial owner of 348,610 ordinary shares as a result of its serving as investment manager of the institutional account(s). Edward C. Johnson 3d and FMR Corp., through its control of Fidelity Management Trust Company, each has sole dispositive power over 348,610 ordinary shares of the Company and sole power to vote or to direct the voting of 348,610 ordinary shares of the Company owned by the institutional account(s) as reported above.

Members of the Edward C. Johnson 3d family are the predominant owners of Class B shares of common stock of FMR Corp., representing approximately 49% of the voting power of FMR Corp.

Mr. Johnson 3d owns 12.0% and Abigail Johnson owns 24.5% of the aggregate outstanding voting stock of FMR Corp. Mr. Johnson 3d is Chairman of FMR Corp. and Abigail P. Johnson is a Director of FMR Corp. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Accordingly, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR Corp.

Fidelity International Limited, Pembroke Hall, 42 Crowlane, Hamilton, Bermuda, and various foreign-based subsidiaries provide investment advisory and management services to a number of non-U.S. investment companies (the "International Funds") and certain institutional investors. Fidelity International Limited is the beneficial owner of 630,800 ordinary shares. Mr. Johnson is Chairman of FMR Corp. and Fidelity International Limited and approximately 39.89% of the voting power of Fidelity International Limited is held by a partnership controlled by Mr. Johnson and his family members. FMR and Fidelity International Limited are independent entities and are of the view that they are not required to attribute to each other ordinary shares of the Company beneficially owned by the other but file on a voluntary basis as if all shares are beneficially owned on a joint basis.

(5)	Includes 3,444,266 ordinary shares held by Capital Z Financial Services Fund II, LP; 18,352 ordinary shares held by Capital Z Financial Services Private Fund II, LP; warrants exercisable for 2,009,057 ordinary shares held by Capital Z Investments, LLC, an affiliate of the management company of Capital Z and vested options exercisable to purchase 10,000 ordinary shares held by Capital Z Management LLC. The sole general partner of Capital Z Financial Services Fund II and Capital Z Financial Services Private Fund II is Capital Z Partners, L.P. The sole general partner of Capital Z Partners, L.P. is Capital Z Partners, Ltd. No individual has voting or investment power over the securities held of record by Capital Z. The principal business address of each of these entities is 54 Thompson Street, New York, New York 10012. Capital Z disclaims beneficial ownership of the warrants held by Capital Z Investments.

(6)	Represents warrants exercisable for 783,035 ordinary shares held by Combined Insurance Company of America; warrants exercisable for 27,065 ordinary shares held by Combined Life Assurance Company of Europe Limited; warrants exercisable for 111, 335 ordinary shares held by Aon Corporation; warrants exercisable for 41,495 ordinary shares held by London General Insurance Company; warrants exercisable for 54,125 ordinary shares held by Resource Life Insurance Company; warrants exercisable for 36,085 ordinary shares held by Sterling Life Insurance Company; warrants exercisable for 3,157,395 ordinary shares held by Virginia Surety Company, Inc.;. The address of the beneficial owner is 200 East Randolph Street, Chicago, Illinois 60601.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table summarizes the beneficial ownership as of September 8, 2005 of the ordinary shares of the Company by each Director and each named executive officer of the Company for the year ended December 31, 2004 and all such Directors and executive officers of the Company as a group.

Name and Address of Beneficial Owner(1)	Number of Shares (2)	Percentage
Kenneth J. LeStrange**(3)	867,228	1.4%
Mark W. Boucher(4)	122,976		*
Steve W. Carlsen(5)	365,108		*
David S. Cash(6)	242,741		*
James R. Kroner(7)	322,933		*
John T. Baily**(8)	8,000		*
Norman Barham**(9)	3,500		*
Galen R. Barnes**(10)	5,000		*
William H. Bolinder**(11)	10,000		*
Anthony J. DiNovi**(12)	10,000		*
Charles G. Froland**(13)	10,000		*
Howard Mann**	—	—
Brendan R. O'Neill**	—	—
Richard C. Perry**(14)	6,891,170	11.5	%-
Robert A. Spass**	—	—
Therese M. Vaughan**	—	—
All directors and executive officers as a group	8,858,656	14.3%

*	Less than 1%.

**	Indicates a member of the Board of Directors.

(1)	Unless otherwise stated, the address for each beneficial owner is c/o Endurance Specialty Holdings Ltd., Wellesley House, 90 Pitts Bay Road, Pembroke HM 08, Bermuda.

(2)	Includes the outstanding ordinary shares and assumes full conversion into ordinary shares of all outstanding class A shares and the exercise of all warrants outstanding for ordinary shares as well as the exercise of all options vesting within 60 days of September 8, 2005 with respect to each shareholder.

The Bye-Laws generally provide that any shareholder owning, directly, indirectly or, in the case of U.S. persons, by attribution, more than 9.5% of the Company's ordinary shares will have the voting rights attached to such ordinary shares reduced so that it may not exercise more than 9.5% of the total voting rights. See "Voting Rights and Solicitation of Proxies — Voting at the Special General Meeting."

(3)	Includes 210,774 ordinary shares owned by Mr. LeStrange and vested options exercisable for 656,454 ordinary shares.

(4)	Includes 2,976 ordinary shares owned by Mr. Boucher and vested options exercisable for 120,000 ordinary shares.

(5)	Includes 15,000 ordinary shares owned by Mr. Carlsen and vested options exercisable for 350,108 ordinary shares.

(6)	Includes 9,333 ordinary shares owned by Mr. Cash and vested options exercisable for 233,408 ordinary shares.

(7)	Includes 31,177 ordinary shares owned by Mr. Kroner and vested options exercisable for 291,756 ordinary shares.

(8)	Includes 3,000 ordinary shares owned by Donna Baily, the wife of Mr. Baily and vested options exercisable to purchase 5,000 ordinary shares and 1,750 vested restricted share units convertible into ordinary shares.

(9)	Includes 3,500 ordinary shares held directly by Mr. Barham.

(10)	Includes vested options exercisable to purchase 5,000 ordinary shares.

(11)	Includes vested options exercisable to purchase 10,000 ordinary shares.

(12)	Includes vested options exercisable to purchase 10,000 ordinary shares held by THL Advisors (Alternative) V, L.P. Mr. DiNovi may be deemed to beneficially own the options held by THL Advisors (Alternative) V, L.P. Mr. DiNovi disclaims beneficial ownership of such securities, except to the extent of his pecuniary interest therein.

(13)	Includes vested options exercisable to purchase 10,000 ordinary shares ..

(14)	Mr. Perry, one of the Company's directors, is the President and Chief Executive Officer of Perry Corp., and, in that capacity, has voting and investment power over the securities beneficially owned by Perry Corp.

OTHER MATTERS

The Company knows of no specific matter to be brought before the Special General Meeting that is not referred to in the attached Notice of Special General Meeting of Shareholders and this proxy statement. If any such matter comes before the meeting, including any shareholder proposal properly made, the proxy holders will vote proxies in accordance with their best judgment with respect to such matters.

SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2006

Under the federal proxy solicitation rules, for any proposal submitted by a shareholder to be considered for inclusion in Endurance's proxy materials for the 2006 Annual General Meeting of Shareholders, it must be received by Endurance at its registered office located at Canon's Court, 22 Victoria Street, Hamilton HM 12, Bermuda addressed to the Assistant Secretary by December 5, 2005. Such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act.

In order for shareholder proposals made outside the processes of Rule 14a-8 under the Exchange Act to be considered timely for purposes of Rule 14a-4(c) under the Exchange Act, the proposal must be received by the Company at its registered office no later than February 18, 2006.

If a shareholder desires to nominate one or more individuals for election as directors at the 2006 Special General Meeting, written notice of such shareholder's intent to make such a nomination must be received by the Company at its registered office not later than December 5, 2005 and no earlier than November 5, 2005. Any notice for a director nomination shall set forth:

(i)	the name and address, as it appears in the Register, of the shareholder who intends to make such nomination;

(ii)	a representation that the shareholder is a holder of record of shares entitled to vote and intends to appear in person or by proxy at the meeting to make such nomination;

(iii)	the class and number of shares which are held by the shareholder;

(iv)	a brief description of the business proposed or the name and address of each individual to be nominated;

(v)	a description of all arrangements or understandings between the shareholder and any such nominee and any other person or persons (naming such person or persons) pursuant to which such nomination is to be made by the shareholder;

(vi)	a description of all material personal and business relationships between the shareholder and any such nominee during the preceding ten (10) years;

(vii)	such other information regarding any such nominee that would be required to be included in a proxy statement filed pursuant to Regulation 14A under the Exchange Act;

(viii)	the consent of any such nominee to serve as a Director, if so elected; and

(ix)	the certification of any such nominee as to the accuracy and completeness of the information set forth in such notice.

ANNUAL REPORT ON FORM 10-K

Upon written request of a shareholder, the Company will furnish, without charge, a copy of the Company's Annual Report on Form 10-K, as filed with the SEC. If you would like a copy of the Form 10-K, please contact Endurance Specialty Holdings Ltd., Wellesley House, 90 Pitts Bay Road, Pembroke HM 08, Bermuda, Attn: Secretary. In addition, financial and other reports and filings with the SEC, including the Form 10-K, are available on the Internet at www.sec.gov. Company information is also available on the Company's web site at www.endurance.bm.

APPENDIX A

Proposed
Employee Share Purchase Plan
of Endurance Specialty Holdings, Ltd.

Endurance Specialty Holdings Ltd.
Employee Share Purchase Plan

1.    Purpose.    The Endurance Specialty Holdings Ltd. Employee Share Purchase Plan (the "Plan") is established for the benefit of employees of Endurance Specialty Holdings Ltd. (the "Company") and its Designated Subsidiaries (as defined below). The Plan is intended to provide the employees of the Company and its Designated Subsidiaries with an opportunity to purchase the Company's ordinary shares, par value U.S.$1.00 (the "Shares"). It is the intention of the Company that the Plan qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and the Plan shall be construed in a manner consistent with the requirements of such Section of the Code.

2.    Definitions.

a.     "Administrator" shall mean any administrator to whom some or all of the duties and responsibilities of the Committee hereunder have been delegated in accordance with Section 12 hereof.

b.    "Board" shall mean the Board of Directors of the Company.

c.     "Change in Capitalization" shall mean any amalgamation, merger, reorganization, consolidation, recapitalization, liquidation, stock dividend, stock split, reverse stock split, scheme of arrangement, share combination, or other similar change in the capital structure of the Company affecting the Shares.

d.     "Committee" shall mean the Compensation Committee or any other committee of members of the Board appointed by the Board to administer the Plan and to perform the functions of the Committee as set forth herein.

e.    "Continuous Status as an Employee" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Employee's Employer, if such leave is for a continuous period of not more than six months or if re-employment upon the expiration of such leave is guaranteed by contract or statute.

f.     "Designated Subsidiaries" shall mean the Subsidiaries of the Company which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan, which may include corporations (as such term is defined by Internal Revenue Regulation 1.421-1) which become subsidiaries of the Company after the adoption of the Plan.

g.    "Eligible Compensation" shall mean the gross amount of an Employee's base salary and shall exclude all other payments, including, without limitation, performance bonuses, hiring bonuses, cash recognition awards, commissions, overtime pay, shift premiums, elective contributions by an Employee to qualified employee benefit plans, long-term disability or workers compensation payments, perquisite payments, expense reimbursement payments, housing allowances, tax gross-up payments and non-cash awards.

h.    "Employee" shall mean any person, including an officer, who as of an Offering Date has been regularly employed by the Company or a Designated Subsidiary of the Company for at least five months and whose customary employment is more than 20 hours per week.

i.     "Employer" shall mean, as to any particular Employee, the company or corporation which employs such Employee, whether it is the Company or a Designated Subsidiary of the Company.

j.    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

k.    "Exercise Date" shall mean the Trading Day that occurs on or immediately preceding the last calendar day of the Purchase Period, except as the Committee may otherwise provide.

l.    "Fair Market Value" per Share as of a particular date shall mean (i) the closing sales price per Share as reported by any established stock exchange or market system if the Shares are traded on such an exchange or market system (and the largest such exchange or market system if the Shares are traded on more than one exchange or market system) on such date, or if not so reported on such date, on the immediately preceding date on which trading occurred, (ii) in the event the Shares are not so traded on an exchange or market system, then the mean between the bid and asked prices for the Shares as quoted on the Nasdaq Stock Market on such date, or if not so reported on such date, on the immediately preceding date on which trading occurred, or (iii) in the event the Shares are not so traded or quoted on such date, the fair market value as determined by the Committee or the Administrator.

m.     "Offering Date" shall mean the first Trading Day of each Purchase Period of the Plan. The Offering Date of a Purchase Period is the grant date for the options offered in such Purchase Period.

n.    "Participant" shall mean an Employee who participates in the Plan.

o.    "Purchase Period" shall mean each time period for offerings to occur established from time to time by the Committee pursuant to Section 4 hereof. The first Purchase Period under the Plan, however, shall commence on October 1, 2005 and shall end on December 31, 2005.

p.    "Subsidiary" shall mean any company or corporation (other than the Company) in an unbroken chain of companies or corporations beginning with the Company if, at the time of granting an option, each of the companies or corporations other than the last company or corporation in the unbroken chain owns shares possessing fifty percent (50%) or more of the total combined voting power of all classes of shares in one of the other companies or corporations in such chain.

q.    "Trading Day" shall mean a day (i) on which the largest exchange or market system upon which the Shares are traded is open for trading, (ii) in the event the Shares are not so traded on an exchange or market system, on which the Nasdaq Stock Market is open for trading or (iii) in the event the Shares are not traded on an exchange or market system or the Nasdaq Stock Market, excluding Saturday, Sunday and any day which shall be in the City of New York a legal holiday or a day on which banking institutions are authorized by law or other governmental actions to close.

3.    Eligibility.

a.    Subject to the requirements of Section 3(b) hereof, any person who is an Employee as of an Offering Date shall be eligible to participate in the Plan and be granted an option for the Purchase Period commencing on such Offering Date.

b.    Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an option under the Plan if, immediately after the grant, (i) such Employee (or any other person whose shares would be attributed to such Employee pursuant to Section 424(d) of the Code) would own shares and/or hold outstanding options to purchase shares possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company or of any Subsidiary or Parent of the Company, or (ii) such Employee's right to purchase shares under all employee stock purchase plans (as described in Section 423 of the Code) of the Company and any Subsidiary of the Company would accrue at a rate which exceeds twenty-five thousand dollars (U.S.$25,000) of Fair Market Value of such shares (determined at the time such option is granted) for any calendar year in which such option would be outstanding at any time. Any amounts received from an Employee which cannot be used to purchase Shares as a result of this limitation will be returned as soon as possible to the Employee without interest.

4.    Purchase Periods; Duration of Plan.    The Plan shall be implemented by a series of consecutive Purchase Periods. The Plan shall continue until terminated in accordance with Section 19 hereof. Subject to Section 19 hereof, the Committee shall have the power to change the duration and/or the frequency of Purchase Periods with respect to future offerings. In no event, however, shall any option granted hereunder be exercisable more than 24 months from its date of grant.

5.    Grant of Option; Participation; Price.

a.    Subject to the prior written consent of the Bermuda Monetary Authority, on each Offering Date the Company shall commence an offering by granting each eligible Employee who has elected to become a Participant an option to purchase Shares, subject to the limitations set forth in Sections 3.b.

and 11 hereof. Each option so granted shall be exercisable for the number of Shares described in Section 7 hereof and shall be exercisable only on the Exercise Date.

b.    Each eligible Employee may elect to become a Participant in the Plan with respect to a Purchase Period by filing a subscription agreement with his or her Employer authorizing payroll deductions in accordance with Section 6 hereof and filing it with the Company or the Employer in accordance with the form's instructions at least ten business days prior to the applicable Offering Date, unless a later time for filing the subscription agreement is set by the Committee for all Employees with respect to a given offering. Such authorization will remain in effect for subsequent Purchase Periods, until modified or terminated by the Participant by giving written notice to his or her Employer prior to the next occurring Exercise Date.

c.    Unless a higher price is designated by the Committee, the option price per Share subject to an offering shall be 85% of the Fair Market Value of a Share on the Exercise Date.

6.    Payroll Deductions and Cash Payments.

a.    Subject to the provisions hereof, a Participant may, in accordance with rules and procedures adopted by the Committee, authorize a payroll deduction of any whole percentage from one percent to ten percent of such Participant's Eligible Compensation for each pay period (the permissible range within such percentages to be determined by the Committee from time to time). A Participant may increase or decrease such payroll deduction by filing a new authorization form with his or her Employer at least ten days prior to the applicable Offering Date, unless a later time for filing such authorization form is set by the Committee for all Employees with respect to a given offering. The Committee may, in its discretion, limit the number of payroll reduction percentage changes by Participants All payroll deductions made by a Participant shall be credited to such Participant's bookkeeping account under the Plan and shall be effective as of the next practicable payroll period following the date of filing of the new authorization form.

b.     Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a Participant's payroll deductions shall be decreased to 0% at any time during a Purchase Period. Payroll deductions shall automatically recommence at the rate provided in such Participant's subscription agreement (prior to the reduction) at the start of the first Purchase Period commencing in the following calendar year.

c.    A Participant may withdraw from the Plan as provided in Section 9, which will terminate his or her payroll deductions for the Purchase Period in which such withdrawal occurs.

7.    Exercise of Option.

a.    Unless a Participant withdraws from the Plan as provided in Section 9 hereof, or unless the Committee otherwise provides, such Participant's election to purchase Shares shall be exercised automatically on the Exercise Date, and the maximum number of Shares (including any fractional Share) subject to such option will be purchased for such Participant at the applicable option price with the accumulated payroll deductions credited to the Participant's account under the Plan.

b.    Any cash balance remaining in a Participant's account after an Exercise Date will be carried forward to the Participant's account for the purchase of Shares on the next Exercise Date if the Participant does not elect to cease to participate in the Plan. A Participant who has elected to cease participation in the Plan will receive a cash payment equal to the cash balance of his or her account.

8.    Delivery of Shares; Rights as a Shareholder; One Year Restriction on Transfer.    Unless otherwise determined by the Board, as soon as administratively feasible after each Exercise Date, the Company shall arrange the delivery to such Participant of a share certificate representing the Shares purchased by the Participant upon such Exercise Date (or such other alternative method of delivery as the Committee may determine to be appropriate). Participants shall be treated as the owners of their Shares effective as of the Exercise Date. Unless otherwise determined by the Committee, Shares delivered to a Participant hereunder may not be assigned, transferred, pledged or otherwise disposed of in any way by the Participant during the one year period following such delivery to the Participant (other than by will, the laws of descent and distribution) and the Shares shall bear a legend denoting such restrictions as may be determined by the Committee to be appropriate.

9.    Withdrawal; Termination of Employment.

a.    In conjunction with a Participant's withdrawal from participation in the Plan, a Participant may withdraw at any time all, but not less than all, cash amounts in his or her account under the Plan that have not been used to purchase Shares by giving written notice to the Company at least 10 days prior to the next occurring Exercise Date. All such cash amount credited to such Participant's account shall be paid to such Participant promptly after receipt of such Participant's notice of withdrawal and such Participant's option for the Purchase Period in which the withdrawal occurs shall be automatically terminated. No further payroll deductions for the purchase of Shares will be made for such Participant during such Purchase Period.

b.    Upon termination of a Participant's Continuous Status as an Employee during a Purchase Period for any reason, whether lawful or unlawful, including voluntary termination, retirement or death, the cash amounts credited to such Participant's account that have not been used to purchase Shares shall be returned to such Participant or, in the case of such Participant's death, to the person or persons entitled thereto under Section 13 hereof, and such Participant's option for the Purchase Period in which the termination occurs will be automatically terminated. For the purposes of the plan, the Participant's employment shall be deemed to have terminated on the earlier of the date upon which his or her employment actually terminates and the date on which he or she shall have given or received notice of termination of his or her employment.

c.    Upon a Participant's withdrawal from a the Plan, such Participant will not be eligible to participate in succeeding Purchase Periods which commence on or before the one year anniversary of the date of the Participant's withdrawal from the Plan. A Participant's withdrawal from the Plan will not have any effect upon such Participant's eligibility to participate in any other plan which may hereafter be adopted by the Company.

10.    Interest.    No interest shall accrue on or be payable with respect to any cash amount credited to a Participant under the Plan.

11.    Shares.

a.    Subject to adjustment as provided in Section 17 hereof, the maximum number of Shares which shall be reserved for sale under the Plan shall be 200,000. Such Shares shall be authorized and unissued Shares. If the total number of Shares which would otherwise be purchased pursuant to options granted hereunder on an Exercise Date exceeds the number of Shares then available under the Plan (after deduction of all Shares for which options have been exercised or are then outstanding) or there is insufficient unissued share capital of the Company, the Committee shall make a pro rata allocation of the Shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable and in compliance with the provisions of Section 423 of the Code. In such event, the Committee shall give written notice to each Participant of such reduction of the number of option Shares affected thereby and shall similarly reduce the rate of payroll deductions, if necessary.

b.    Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or, at the election of the Participant, in the name of the Participant and another person as joint tenants with rights of survivorship.

12.    Administration.    The Plan shall be administered by the Committee, and the Committee may select an Administrator(s) to whom its duties and responsibilities hereunder may be delegated. The Committee and any Administrator shall have full power and authority, subject to the provisions of the Plan, to promulgate such rules and regulations as it deems necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan, and to take all action in connection therewith or in relation thereto as it deems necessary or advisable. No member of the Committee or any Administrator shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan, and all members of the Committee and any Administrator shall be fully indemnified by the Company with respect to any such action, determination or interpretation. All decisions, determinations and interpretations of the Committee and any Administrator shall be final and binding on all persons, including the Company, the

Participant (or any person claiming any rights under the Plan from or through any Participant) and any shareholder. All costs and expenses incurred in administering the Plan shall be paid by the Company, except that any stamp duties or transfer taxes applicable to participation in the Plan may be charged to the account of a Participant by the Company. Any brokerage fees for the purchase of Shares by a Participant under the Plan shall be paid by the Company, but brokerage fees for the resale of Shares by a Participant shall be borne by the Participant.

13.    Designation of Beneficiary.

a.    A Participant may file with the Company, on forms supplied by the Company, a written designation of a beneficiary who is to receive any cash remaining in such Participant's account under the Plan in the event of the Participant's death.

b.    Such designation of beneficiary may be changed by the Participant at any time by written notice to the Company, on forms supplied by the Company. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such cash to the executor or administrator of the estate of the Participant or, if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such cash to the spouse or to any one or more dependents or relatives of the Participant in accordance with the applicable laws of descent and distribution, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

14.    Transferability.    Neither cash amounts credited to a Participant's account nor any rights with regard to the exercise of an option to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the Participant (other than by will, the laws of descent and distribution or as provided in Section 13 hereof). Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 9 hereof.

15.    Use of Funds.    All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such funds.

16.    Reports.    Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to Participants as soon as practicable following each Purchase Period, which statements will set forth the amounts of payroll deductions, the per Share purchase price, the number of Shares purchased and the remaining cash balance, if any.

17.    Effect of Certain Changes.    In the event of a Change in Capitalization, the Committee shall conclusively determine the appropriate equitable adjustments, if any, to be made under the Plan, including without limitation adjustments to the number of Shares which have been authorized for issuance under the Plan but have not yet been placed under option, as well as the price per Share covered by each option under the Plan which has not yet been exercised.

18.    Term of Plan.    Subject to the Board's right to discontinue the Plan (and thereby end its Term) pursuant to Section 19 hereof, the Term of the Plan (and its last Purchase Period) shall end on the tenth anniversary of the commencement of the first Purchase Period. Upon any discontinuance of the Plan, unless the Committee shall determine otherwise, any assets remaining in the Participants' accounts under the Plan shall be delivered to the respective Participant (or the Participant's legal representative) as soon as practicable.

19.    Amendment to and Discontinuance of Plan.

a.    The Board may at any time amend, suspend or discontinue the Plan. Except as provided in Section 17 hereof, no such suspension or discontinuance may adversely affect options previously granted and no amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant which accrued prior to the date of effectiveness of such amendment without the consent of such Participant. No amendment shall be effective unless it receives the requisite approval of the shareholders of the Company if such shareholder approval of such amendment is required to comply with Section 423 of the Code or Rule 16b-3 under the Exchange Act or to comply with any other applicable law, regulation or stock exchange or national or international quotation system rule.

b.    In the event the Plan is terminated, the Board may elect to terminate all outstanding options either immediately or upon completion of the purchase of Shares on the next Exercise Date, or may elect to permit options to expire in accordance with their terms (and participation to continue through such expiration dates). If the options are terminated prior to expiration, all funds contributed to the Plan that have not been used to purchase Shares shall be returned to the Participants as soon as administratively feasible.

c.    In the event of the sale of all or substantially all of the assets of the Company, or the merger, amalgamation or consolidation of the Company with or into another entity, or the entry by the Company into a scheme of arrangement, or the dissolution or liquidation of the Company, an Exercise Date shall be deemed to occur on the Trading Day immediately preceding the date of such event, unless otherwise provided by the Board in its sole discretion, including the exercise of such discretion to provide for the assumption or substitution of each option under the Plan by the successor or surviving corporation, or a parent or subsidiary thereof.

20.    Notices.    All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21.    Regulations and Other Approvals; Governing Law.

a.    This Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of Bermuda without giving effect to the choice of law principles thereof.

b.    The obligation of the Company to sell or deliver Shares with respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

22.    Withholding of Taxes.

(a)    If the Participant makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Participant pursuant to such Participant's exercise of an option, and such disposition occurs within the two-year period commencing on the applicable Offering Date or within the one-year period commencing on the day after the applicable Exercise Date, such Participant shall, within ten (10) days of such disposition, notify the Company thereof and thereafter immediately deliver to the Company any amount of Federal, state or local income taxes and other amounts which the Company informs the Participant the Company is required to withhold.

(b)    If taxes are owed upon exercise in a Participant's jurisdiction, such Participant shall be responsible for any taxes, employer's or employee's social contributions or similar liabilities chargeable on any assessable income deriving from participation in the Plan and shall remit such amounts owed to the Company as soon as practicable so that the Company may then properly remit such amounts to the proper authorities.

23.    Rights as an Employee.    Nothing in the Plan shall be construed to give any person the right to remain in the employ of the Company or any Subsidiary or affiliate thereof or to affect the Company's or any Subsidiary's or affiliate's right to terminate the employment of any person at any time with or without cause. Participation in the Plan by Participants is a matter entirely separate from any pension right or term or condition of employment and participation in the Plan shall in no respect whatever affect in any way a Participant's pension rights or terms or conditions of employment and in particular (but without prejudice to the generality of the foregoing) any Participant who leaves the employment of the Company or of a Designated Subsidiary for any reason (whether such termination is lawful or unlawful) shall not be entitled to any compensation for any loss or diminution of any right or benefit or prospective right or benefit under the Plan which he might otherwise have enjoyed whether such compensation is claimed by way of damages for wrongful dismissal or other breach of contract or by way of compensation for loss of office or otherwise.

24.    Effective Date.    The Plan shall be effective on September 1, 2005, subject to the approval of the Plan by the shareholders of the Company.

APPENDIX B

Proposed
2005 Sharesave Scheme
of Endurance Specialty Holdings Ltd.

Rules of the Endurance Specialty Holdings Ltd.
2005
Sharesave Scheme

1.	Definitions

In these Rules (unless the context otherwise requires) the following words and phrases have the following meanings:

"Act" means the Income Tax (Earnings and Pensions) Act 2003;

"Application Period" means such period of not less than 14 days and not more than 21 days commencing on the day following an Invitation Date as may be determined by the Board;

"Associated Company" has the meaning given to it in paragraph 47 of Schedule 3 to the Act except for the purposes of Rule 9.6 where it has the meaning given to it by paragraph 35(4) of Schedule 3 to the Act;

"Board" means the board of directors from time to time of the Company (or the directors present at a duly convened meeting of such board) or a duly authorised committee of the board;

"Bonus Date" means:

(a)	where Repayment under the relevant Savings Contract is taken as including the maximum bonus, the earliest date on which the maximum bonus is payable; and

(b)	in any other case, the earliest date on which a bonus is payable under the Savings Contract;

"Commencement Date" means the date on which the Scheme is approved by HMRC under Schedule 3 to the Act;

"Company" means Endurance Specialty Holdings Ltd;

"Continuous Service" means the aggregate amount of service with:

(a)	any Participating Company (including service with such company before it became a Participating Company); and

(b)	any other company which is or was a Subsidiary (including service with any such other company before it became a Subsidiary);

provided that:

(i)	all such service has been continuous; and

(ii)	in the case of an employee who is absent from such employment for any reason for a period during which such employee's contract of service subsists, or by reason of maternity leave, and who then returns to such employment, any such period of absence shall be deemed to have formed part of such employee's continuous service;

"Control" has the meaning given to it by section 719 of the Act;

"Date of Grant" means the date on which the Board grants an Option in accordance with Rule 4.1;

"Dealing Day" means any day on which the New York Stock Exchange is open for the transaction of business;

"Eligible Employee" means any employee or a director of a Participating Company:

(a)	who on the relevant Date of Grant shall have achieved at least such minimum period of Continuous Service (not exceeding five years) as the Board shall on or before the Invitation Date determine;

(b)	whose earnings from his office or employment are (or would be if there were any) general earnings to which section 15 or 21 of the Act applies;

(c)	who is not ineligible to participate in the Scheme by virtue of any of the provisions of the Act, including in particular paragraph 11 of Schedule 3 to the Act; and

(d)	who in the case of a director, works at least 25 hours per week excluding time off permitted for meal breaks;

provided that:

(i)	at the Invitation Date no notice of termination of such employment has been served by either the employee concerned or his employing Participating Company and the employee or director in question has not ceased to hold office or employment with a Participating Company; and

(ii)	the Board may treat any employee or director of a Participating Company who meets requirement (c) above as an Eligible Employee;

"Employees' Share Scheme" has the meaning given to it in section 743 of the Companies Act 1985;

"Exercise Price" means the price per Share at which a Participant may exercise an Option, established in accordance with Rule 6;

"FSA" means the Financial Services Authority acting in its capacity as the competent authority for the purposes of Part VI of the Financial Services and Markets Act 2000;

"Group" means the Company and its Subsidiaries from time to time;

"HMRC" means Her Majesty's Revenue and Customs and, where relevant, any predecessor body which carried out part of its functions and references to any approval by HMRC shall, where appropriate, include approval by an officer of Revenue and Customs;

"Invitation Date" means the date upon which invitations to apply for Options are issued by the Board.

"Jointly Owned Company" means any company which is treated as being controlled by the Company under paragraph 46 of Schedule 3 to the Act and which is eligible to be a participating company in the Scheme under that paragraph;

"Member of the Group" means the Company or any one of its Subsidiaries from time to time;

"Option" means a right to acquire Shares at the Exercise Price in accordance with the Rules;

"Participant" means any individual who has been granted and remains (or would but for Rule 9.4 remain) entitled to exercise a Subsisting Option or (where the context admits) the personal representatives of any such individual;

"Participating Company" means any Member of the Group or any Jointly Owned Company which is for the time being designated by the Board as a participating company in the Scheme;

"Repayment" means, in relation to a Savings Contract, the amount of the contributions repayable and, where relevant, of any bonus and/or interest payable on the termination of the Savings Contract;

"Rules" means these rules as from time to time amended in accordance with their provisions by the Board or by the Company in general meeting;

"Savings Contract" means a certified contractual savings scheme within the meaning of section 326 of the Income and Corporation Taxes Act 1988 and which has been approved by HMRC for the purposes of Schedule 3 to the Act;

"Scheme" means this scheme as governed by the Rules;

"Scheme-related Employment" means the office or employment by virtue of which a Participant is eligible to participate in the Scheme;

"Share" means an ordinary share par value US$1.00 per share, in the capital of the Company which satisfies the conditions specified in paragraphs 18 to 22 inclusive of Schedule 3 to the Act;

"Specified Age" means 60;

"Subsidiary" means a company which is both under the Control of the Company and is a subsidiary of the Company (within the meaning of section 736 of the Companies Act 1985);

"Subsisting Option" means an Option which has neither lapsed nor been exercised.

Where the context so permits, the singular shall include the plural and vice versa and the masculine gender shall include the feminine. Any reference to a statutory provision is to be construed as a reference to that provision as for the time being amended or re-enacted and shall include any regulations or other subordinate legislation made under it.

2.	Commencement and Title

The Scheme shall commence on the Commencement Date and shall be known as the Endurance Specialty Holdings Ltd. 2005 Sharesave Scheme.

3.	Applications for Options

3.1	On or prior to an Invitation Date the Board may decide in its absolute discretion:

(a)	whether to invite applications for the grant of Options; and

(b)	whether to invite applications for three year Options, five year Options or seven year Options (or whether to offer Eligible Employees a choice); and

(c)	whether the Repayment shall be taken as including a bonus.

3.2	Where applications for the grant of Options are invited, such invitations shall be sent to all Eligible Employees and shall state:

(a)	the Exercise Price or the method by which the Exercise Price for the Shares will be notified to Eligible Employees;

(b)	the date, being the last day of the Application Period, by which applications for the grant of Options must have been received by the Board or such person as the Board may direct; and

(c)	whether applications may be made for three year Options, five year Options or seven year Options or any combination of them.

3.3	Any accidental failure or omission to deliver an invitation to an Eligible Employee shall not invalidate the grant of an Option to any other Eligible Employee.

3.4	Applications for Options under the Scheme shall be in such form as the Board may require and each:

(a)	must incorporate or be accompanied by a duly completed application form to enter into a Savings Contract under which the applicant agrees to make a specified contribution, in multiples of £1 per month, of not less than £5 per month nor (when aggregated with contributions made under any other savings contract linked to a SAYE option scheme approved under Schedule 3 to the Act) more than £250 per month (or such other amounts as may from time to time be permitted under the Savings Contract); and

(b)	shall empower the Board or any person authorised by it:

(i)	to amend the amount of the specified contribution referred to in Rule 3.4(a)to such lesser sum as may be required under Rule 4; and

(ii)	to deduct from the Participant's pay such contribution as shall be specified by the Participant pursuant to Rule 3.4(a) (or as may be amended pursuant to Rule 3.4(b)(i)) and pay the same on behalf of the Participant in discharge of the Participant's obligations under the Savings Contract; and

(c)	must state whether the application is for a three year Option, a five year Option or a seven year Option.

3.5	The Repayment due under each Participant's Savings Contract shall, as nearly as practicable, equal the amount for which Shares may be acquired under the related Option if exercised in full and, therefore, each application shall be treated as being for an Option over the largest whole number of Shares which can be acquired at the Exercise Price with the Repayment under the related Savings Contract (following any adjustment under Rule 3.4(b)(i).

4.	Scaling Down

Where the Board in its discretion considers that it is desirable to limit the number of Shares in respect of which Options are granted in respect of any invitation and applications are received which would, if met in full, exceed that limit, the following steps shall be carried out successively to the extent necessary to eliminate the excess over the limit imposed:

(a)	where the Bonus Date would otherwise have been the earliest date on which the maximum bonus is payable under the Savings Contract, the Bonus Date shall be the earliest date on which a bonus is so payable;

(b)	the excess over £5 of the monthly savings contribution chosen by each applicant under the Savings Contract shall be reduced pro rata to the extent necessary;

(c)	where a bonus would otherwise have been included in the Repayment under the Savings Contract, no such bonus shall be so included;

(d)	applications shall be selected by lot, each based on a monthly savings contribution of £5 and the inclusion of no bonus in the Repayment under the Savings Contract;

provided that, if the number of Shares available is insufficient to enable Options to be granted to all Eligible Employees making valid applications, the Board may determine in its absolute discretion that no Options shall be granted.

5.	Grant of Options

5.1	Within 30 days of:

(a)	the first Dealing Day by reference to which the Exercise Price was determined under Rule 6; or

(b)	where the Exercise Price was not determined by reference to one or more Dealing Days, the Invitation Date;

or in a case where the number of shares over which Options are to be granted is determined by Rule 4, within 42 days of such date, and subject to the limitations and conditions contained in the Scheme, the Board may grant Options pursuant to an invitation and, if it does so, shall grant an Option to each Eligible Employee who has made a valid application over that number of Shares for which an application is treated as having been made under Rule 3.5.

5.2	No payment shall be required from a Participant on the grant of an Option. the Board shall grant Options by deed in such form as the Board shall decide. A single deed of grant may be executed in favour of any number of Participants. Each Participant shall on, or as soon as possible after, the Date of Grant be issued with a certificate as evidence of the grant of an Option.

5.3	No Option shall be capable of being transferred by a Participant or his personal representatives or of being mortgaged, pledged or encumbered in any way whatsoever. In the event of any breach or purported breach of this provision, the Option shall lapse forthwith. This Rule 5.3 shall not prevent the personal representatives of a deceased Participant from exercising the Option in accordance with the Rules.

5.4	No Option may be granted under the Scheme later than ten years after the Commencement Date.

5.5	Notwithstanding the above, no Option shall be granted to any Eligible Employee who is ineligible to participate in the Scheme at the Date of Grant by virtue of either of paragraphs 10 and 11 of Schedule 3 to the Act.

6.	Exercise Price

6.1	The Exercise Price of an Option shall be such amount as the Board shall determine being an amount not less than the higher of:

(a)	(in the case only of an Option to subscribe for Shares) the nominal value of a Share; and

(b)	85 per cent. of the market value of a Share as determined in accordance with Rule 6.2.

6.2	For the purposes of Rule 6.16.1(b), the market value of a Share on the Date of Grant shall be:

(a)	the average of the highest and lowest prices at which shares of that class were traded on the New York Stock Exchange on the dealing day preceding the Invitation Date, converted into Pounds Sterling at the noon buying rate in New York City USA for cable transfers payable in Pounds Sterling as certified for customs purposes by the Federal Reserve Bank for that day or, if the Board so decides, the average of the same for each of the three Dealing Days immediately preceding the Invitation Date; or

(b)	at any other time at which the Shares are not so traded, its market value as determined in accordance with Part VIII of the Taxation of Chargeable Gains Act 1992 and agreed in advance with HMRC.

6.3	The Exercise Price is subject to adjustment in accordance with Rule 8.

7. Limitations on the Issue of Shares

7.1	Subject to such adjustments as may be made in accordance with Rule 8, no Option shall be granted on any Date of Grant or any proposed Date of Grant if, as a result, the aggregate number of Shares issued or committed to be issued pursuant to grants made under the Scheme and pursuant to grants or appropriations made during the ten years preceding such Date of Grant under all other Employees' Share Schemes established by the Company would exceed ten per cent. of the issued ordinary share capital of the Company on that Date of Grant.

7.2	For the avoidance of doubt, Shares which have been the subject of Options or of rights granted under any other Employees' Share Scheme which have lapsed shall not be taken into account for the purposes of this Rule 7.

8.	Alterations of Share Capital

8.1	In the event of any variation in the ordinary share capital of the Company by way of capitalisation of profits or reserves or by way of rights or any consolidation or sub-division or reduction of capital or otherwise, then the number and the nominal value of Shares subject to any Subsisting Options, the Exercise Price and, where an Option has been exercised but, as at the date of the variation of capital referred to above, no Shares have been allotted or transferred pursuant to such exercise, the number of Shares which may be so allotted or transferred and the price at which they may be acquired, may be adjusted by the Board in such manner and with effect from such date as the Board may determine to be appropriate provided always that any such adjustment is subject to the prior approval of Hmrc.

8.2	The Board shall notify Participants in such manner as it thinks fit of any adjustment made under Rule 8.1 and may call in, cancel, endorse, issue or re-issue any option certificate as a result of any such adjustment.

9.	When Options May be Exercised

9.1	Save as otherwise provided in the Scheme, a Subsisting Option may not be exercised earlier than the Bonus Date of the related Savings Contract.

9.2	Subject only to the provisions of Rule 9.7, no Subsisting Option may be exercised later than six months after the Bonus Date of the related Savings Contract.

9.3	A Subsisting Option may be exercised within six months of the Bonus Date of the related Savings Contract by a Participant who is a director or employee of a Participating Company.

9.4	Notwithstanding any other provision of these Rules, no Option may be exercised by any Participant at any time when he is excluded from participation in this Scheme by virtue of either of paragraphs 10 and 11 of Schedule 3 to the Act.

9.5	Subject to Rule 11, if a Participant ceases to hold Scheme-related Employment by reason of:

(a)	injury;

(b)	disability;

(c)	redundancy within the meaning of the Employment Rights Act 1996 or the Employment Rights (Northern Ireland) Order 1996;

(d)	retirement on reaching the Specified Age or such other age at which he is bound to retire in accordance with the terms of his employment;

a Subsisting Option shall become exercisable and remain exercisable at any time during the period of six months from the date on which he so ceases to hold such employment or office notwithstanding that the Bonus Date shall not have occurred.

9.6	No person shall be treated for the purposes of Rule 9.5 as ceasing to hold Scheme-related Employment until that person ceases to hold office or employment with:

(a)	the Company; or

(b)	any Associated Company of the Company; or

(c)	any Company which is under the Control of the Company.

9.7	In the event of the death of a Participant:

(a)	prior to the Bonus Date, a Subsisting Option may be exercised by his personal representatives at any time during the period of 12 months commencing on the date of his death (but not later) and the personal representatives shall be entitled to do so notwithstanding that the Bonus Date has not occurred; and

(b)	within six months commencing on the Bonus Date, a Subsisting Option may be exercised by his personal representatives at any time during the period of 12 months commencing on the Bonus Date;

provided that such personal representatives shall not be entitled to exercise the Option if, at the date of the Participant's death, the Participant was precluded from exercising the Option by reason of either of paragraphs 10 and 11 of Schedule 3 to the Act.

9.8	A Participant who reaches the Specified Age prior to the Bonus Date but continues to hold the office or employment by virtue of which he is eligible to participate in the Scheme may exercise an Option within six months after the date of his reaching the Specified Age.

9.9	If a Subsisting Option becomes exercisable under any provision of the Scheme before the Bonus Date, it shall be exercisable only over the number of Shares the aggregate Exercise Price of which equals (as nearly as may be), but does not exceed, the Repayment made under the related Savings Contract but excluding any contributions made directly by the Participant except to the extent that such are:

(a)	made pursuant to any special arrangements relating to absence from employment; or

(b)	made at the same rate of contribution and at the same intervals as those contributions previously deducted from his salary pursuant to the provisions of Rule 3.4(b)3.4(b)(ii) between the date of the Participant ceasing to be employed by any Member of the Group and the date on which the Option is exercised;

and the Option shall cease to be exercisable over any Shares in excess of that number in respect of which it was granted. For the avoidance of doubt, any Repayment under the Savings Contract shall exclude the Repayment of any contributions made in advance under the Savings Contract the due date for payment of which falls or would have fallen more than one month after the date on which Repayment is made.

9.10	An Option shall be exhausted and automatically cancelled immediately after it is first exercised notwithstanding that it shall not have been exercised in respect of all of the Shares over which the Option was granted.

10.	Lapse of Options

10.1	A Subsisting Option, whenever granted, shall lapse and cease to be exercisable upon the earliest to happen of the following:

(a)	the expiry of any of the periods for exercise under the provisions of Rule 9 (with the exception of Rule 9.8) except that if the Participant dies during the exercise period specified in Rule 9.5, an Options shall not lapse by reason of this Rule 10.1(a) until the expiry of the 12 months period in Rule 9.8, if later;

(b)	the expiry of any of the periods for exercise under the provisions of Rule 12 including for the avoidance of doubt the expiry of the relevant period specified in Rule 12.2 (subject to any agreement entered into pursuant to Rule 12.2;

(c)	the date on which the Participant ceases to hold any office or employment with any Member of the Group or with any Associated Company for any reason other than any of the matters referred to in Rules 9.5 or 9.8;

(d)	the date on which the Participant is adjudicated bankrupt;

(e)	any breach or purported breach of Rule 5.3; or

(f)	if the Participant omits seven or more times to make a monthly payment due under his Savings Contract or gives notice under the Savings Contract requiring Repayment before the Bonus Date unless such non-payment or notice is:

(i)	in consequence of his ceasing to hold office or employment by virtue of one of the causes mentioned in Rules 9.5 or 9.8;

(ii)	in the circumstances of Rule 9.8; or

(iii)	in the circumstances of Rule 11.

11.	Manner of Exercise of Options

11.1	An Option shall be exercised by the Participant lodging with the Secretary of the Company at its registered office (or otherwise as may be notified to Participants from time to time):

(a)	an option certificate in respect of the option to be exercised;

(b)	a notice of exercise in such form as the Board may from time to time prescribe specifying the number of Shares in respect of which the Option is being exercised; and

(c)	payment in cleared funds for that number of Shares, calculated by reference to the Exercise Price.

11.2	The date of exercise of the Option shall be the date of receipt by the Company of the items referred to in Rule 11.1.

11.3	It is a condition of the exercise of an Option under the Scheme that payment for the Shares shall be made only with monies not exceeding the amount of the Repayment to the Participant under the Savings Contract to which he has contributed in relation to the Option. If, upon the exercise of an Option, the Repayment then due to a Participant under his Savings Contract is less than the amount required to pay for all the Shares in respect of which it is purportedly exercised, the Option shall be treated as exercised only in respect of such number of Shares as may be acquired by the amount of the Repayment and shall lapse as to the excess.

11.4	Subject to:

(a)	receipt of the appropriate remittance; and

(b)	the obtaining of any necessary consents from any competent authority and to the terms of any such consent; the Board shall within 30 days of the date of exercise of an Option cause the Company to allot and issue or procure the transfer of the relevant Shares and, in the case of certificated shares, send or cause to be sent to the Participant who has exercised the Option a share certificate for the Shares in respect of which the Option is exercised.

11.5	Shares issued pursuant to the Scheme will rank pari passu in all respects with the Shares already in issue except that they and any Shares transferred pursuant to the Scheme will not rank for any dividend or other distribution of the Company paid or made by reference to a record date falling prior to the date of exercise of the relevant Option.

11.6	If and for so long as the Shares are traded on the New York Stock Exchange, the Company shall as soon as practicable, apply for the Shares to be admitted to trading. Any application may be postponed at the discretion of the Board until application can be made in respect of such number of Shares as the Board considers appropriate. the Company shall also take all reasonable steps to file and maintain a Registration Statement on Form S-8 with the U.s. Securities and Exchange Commission relating to the shares issuable upon exercise of an Option.

11.7	The Company shall maintain sufficient unissued share capital to satisfy all rights to subscribe for Shares from time to time under Subsisting Options.

12.	Takeover and Liquidations

12.1	In the event that there is any Change of Control (as defined herein) of the Company, Participants will have no right to exercise an Option.

"change in Control" means the first to occur of any of the following:

(a)	the acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the U.S. Securities Exchange Act of 1934 (the "Exchange Act"), of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act, of 50% or more of either (i) the then outstanding Shares (the "Outstanding Ordinary Shares") or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors pursuant to the Bye-Laws of the Company (the "Outstanding Voting Securities"); excluding, however, the following: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (3) of this definition of Change in Control; provided, further, that for purposes of clause (B), if any Person (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall become the beneficial owner of 50% or more of the Outstanding Ordinary Shares or 50% or more of the Outstanding Voting Securities by reason of an acquisition by the Company, and such Person shall, after such acquisition by the Company, become the beneficial owner of any additional Outstanding Ordinary Shares or any additional Outstanding Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;

(b)	individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided, that any individual who becomes a director of the Company subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided, further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened solicitation by a Person other than the Board for the purpose of opposing a solicitation by any other Person with respect to the election or removal of directors, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board;

(c)	the consummation of a reorganization, amalgamation, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction"); excluding, however, a Corporate Transaction pursuant to which (i) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Ordinary Shares and the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Ordinary Shares and the Outstanding Voting Securities, as the case may be, (ii) no Person (other than: the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; the corporation resulting from such Corporate Transaction; and any Person which beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 50% or more of the Outstanding Ordinary Shares or the Outstanding Voting Securities, as the case may be) will beneficially own, directly or indirectly, 50% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

(d)	the consummation of a plan of complete liquidation or dissolution of the Company.

12.2	If a company (the "acquiring Company") has obtained Control of the Company in accordance with Rule 12.1 any Participant may, within the relevant period set out in paragraph 38(3) of Schedule 3 to the Act, by agreement with the Acquiring Company release any Subsisting Option (the "old Option") in consideration of the grant to him of a new option (the "new Option") which satisfies the following conditions:

(i)	the New Option shall be over shares in the Acquiring Company (or another company which satisfies sub-paragraph (b) or (c) of paragraph 18 of Schedule 3 to the Act in relation to the Acquiring Company) and shall satisfy the conditions specified in paragraphs 18 to 22 inclusive of Schedule 3 to the Act;

(ii)	the New Option shall be a right to acquire such number of such shares in the Acquiring Company (or such other company) as shall have on the grant of the New Option an aggregate market value equal to the aggregate market value of the Shares subject to the Old Option immediately before its release and for this purpose market value shall be ascertained by the application of Rule 6.2 as if references to the Invitation Date were references to the date of release of the Old Option and grant of the New Option and references to the Board were references to the board of directors of the Acquiring Company;

(iii)	the New Option shall have an aggregate price payable on complete exercise equal to the aggregate price which would have been payable on complete exercise of the Old Option; and

(iv)	the New Option shall be otherwise identical in terms to the Old Option;

AND the New Option shall, for all other purposes of the Scheme, be treated as having been acquired at the same time as the Old Option in consideration of the release of which it is granted. In relation to any New Option:

•	Rules 1, 8, 11, 12, 13 and 14.5 shall be construed as if references therein to "the Company" were references to the Acquiring Company; and

•	all the Rules (other than Rules 3 to 7 inclusive) shall be construed as if references therein to Shares were references to shares in the Acquiring Company or, as the case may be, the other company in respect of whose shares the New Option is granted.

13.	Employment Rights

13.1	This Scheme shall not form part of any contract of employment between any Member of the Group and any employee of any such company and the rights and obligations of any individual under the terms of his office or employment with any Member of the Group shall not be affected by his participation in the Scheme or any right which he may have to participate therein.

13.2	Participation in the Scheme shall be on the express condition that:

(a)	neither it nor cessation of participation shall afford any individual under the terms of his office or employment with any Member of the Group any additional or other rights to compensation or damages; and

(b)	no damage or compensation shall be payable in consequence of the termination of such office or employment (whether or not in circumstances giving rise to a claim for wrongful or unfair dismissal) or for any other reason whatsoever to compensate him for the loss of any rights the Participant would otherwise have had (actual or prospective) under the Scheme howsoever arising but for such termination; and

(c)	the Participant shall be deemed irrevocably to have waived any such rights to which he may otherwise have been entitled.

13.3	No individual shall have any claim against a Member of the Group arising out of his not being admitted to participation in the Scheme which (for the avoidance of all, if any, doubt) is governed entirely by the Rules.

13.4	No Participant shall be entitled to claim compensation from any Member of the Group in respect of any sums paid by him pursuant to the Scheme or for any diminution or extinction of his rights or benefits (actual or otherwise) under any Option held by him consequent upon the lapse for any reason of any Option held by him or otherwise in connection with the Scheme and each Member of the Group shall be entirely free to conduct its affairs as it sees fit without regard to any consequences under, upon or in relation to the Scheme or any Option or Participant.

14.	Administration of the Scheme

14.1	The Board may make and vary such regulations (not being inconsistent with the Scheme) as it thinks fit for the administration and implementation of the Scheme. The Board's decision on any matter concerning the Scheme or its interpretation shall be final and binding. The Board may delegate its authority to any authorized officer or officers of the Company as it deems appropriate.

14.2	The Scheme shall be administered under the direction of the Board (or any authorized officer of the Company) who may at any time and from time to time delete, amend or add to the Rules of the Scheme in any respect provided that:

(a)	no deletion, amendment or addition shall operate to affect adversely in any way any rights already acquired by a Participant under the Scheme without the approval of the majority of the affected Participants first having been obtained; and

(b)	no alteration to a key feature (as that term is defined in paragraph 42(2B) of Schedule 3 to the Act) of the Plan shall have effect at any time at which the Scheme is and is intended to remain HMRC approved without the prior approval of HMRC and HMRC shall be informed as soon as practicable of any unapproved amendment as a result of which the Scheme stands to lose approval.

14.3	Subject to Rule 14.2(b) and notwithstanding anything to the contrary contained in these Rules, the Board (or any authorised officer of the Company) may at any time:

(a)	amend the Scheme in any way to the extent necessary to obtain or maintain approval by HMRC or any other governmental or regulatory body pursuant to any present or future United Kingdom, United States or Bermuda legislation or any U.S. Securities and Exchange Commission rule or regulation; and

(b)	establish further Schemes to apply in overseas territories governed by rules similar to these Rules but modified to take account of local tax, exchange control or securities laws, regulation or practice provided that any Shares made available under any such scheme shall be treated as counting against any limits on overall or individual participation in the Scheme.

14.4	The Board's decision on any matter relating to the interpretation of the Rules and any other matters concerning the Scheme (including the rectification of errors or mistakes of procedure or otherwise) shall be final and binding.

14.5 Any notice or other communication under or in connection with the Scheme may be given:

(a)	by the Company to an Eligible Employee or Participant either personally or sent to him at his place of work by electronic mail or by post addressed to the address last known to the Company (including any address supplied by the relevant Participating Company or any Subsidiary) or sent through the Company's internal postal service; and

(b)	to the Company either personally or by post to the Company Secretary.

Items sent by post shall be pre-paid and shall be deemed to have been received 72 hours after posting.

14.6	The Company shall bear the costs of setting up and administering the Scheme. However, the Company may require any Participating Company to reimburse the Company for any costs borne by the Company directly or indirectly in respect of such Participating Company's officers or employees.

14.7	The Company shall maintain all necessary books of account and records relating to the Scheme.

14.8	The Board shall be entitled to authorise any person to execute on behalf of a Participant, at the request of the Participant, any document relating to the Scheme, in so far as such document is required to be executed pursuant hereto.

14.9	The Company may send copies to Participants of any notice or document sent by the Company to the holders of Shares.

14.10	If any Option certificate shall be worn out, defaced or lost, it may be replaced on such evidence being provided as the Board may require.

15.	Exclusion of Third Party Rights

The Contracts (Rights of Third Parties) Act 1999 shall not apply to this Scheme nor to any Option granted under it and no person other than the parties to an Option shall have any rights under it nor shall it be enforceable under that Act by any person other than the parties to it.

16.	Termination of the Scheme

The Scheme may be terminated at any time by a resolution of the Board or by a resolution of the Company in general meeting and shall in any event terminate on the tenth anniversary of the Commencement Date. On termination, no further Options shall be granted but such termination shall not affect the subsisting rights of Participants.

17.	Governing Law

These Rules shall be governed by and construed in accordance with English law.

Proxy
Endurance Specialty Holdings Ltd.
Proxy Solicited by the Board of Directors
for the Special General Meeting of Shareholders
to be Held on October 26, 2005

The undersigned hereby appoints Kenneth J. LeStrange, James R. Kroner and John V. Del Col, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the ordinary shares of Endurance Specialty Holdings Ltd. (the "Company") which the undersigned may be entitled to vote at the Special General Meeting of Shareholders of the Company to be held at the Hamilton Princess Hotel located at 76 Pitts Bay Road, Pembroke HM 08, Bermuda on Wednesday, October 26, 2005 at 8:00 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

Pursuant to the Company's amended and restated Bye-Laws, the voting interest attributed to each share held by the undersigned is 1.0236 votes per share.

This proxy, when properly executed will be voted as directed herein. If no direction is given, this proxy will be voted for proposals no. 1 and 2. The proxies will vote in their discretion on any other matters properly coming before the meeting.

Has your address changed? Indicate changes below.

Do you have any comments?

ENDURANCE SPECIALTY HOLDINGS LTD.
C/O COMPUTERSHARE
P.O. BOX 8694
EDISON, NJ 08818-8694

This proxy is solicited on behalf of the Company's Board of Directors. It may be revoked up to one hour prior to the Special General Meeting.

Your vote is important. Please vote immediately.

Vote-by-Internet	Vote-by-Telephone
Log on to the Internet and go to http://www.eproxyvote.com/enh	Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the internet or by telephone, please do not mark your card.

Receipt of notice of the Special General Meeting and proxy statement is hereby acknowledged, and the terms of the Notice and proxy statement are hereby incorporated by reference into this proxy. The undersigned hereby revokes all proxies heretofore given for said meeting or any and all adjournments, postponements and continuations thereof.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF THE ORDINARY SHARES ARE REGISTERED IN THE NAMES OF TWO OR MORE PERSONS, EACH SHOULD SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS AND ATTORNEYS-IN-FACT SHOULD ADD THEIR TITLES. IF SIGNER IS A CORPORATION, PLEASE GIVE FULL CORPORATE NAME AND HAVE A DULY AUTHORIZED OFFICER SIGN, STATING TITLE. IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS NO. 1 AND 2.

1.	To adopt the Company's Employee Share Purchase Plan.

   FOR                                                   AGAINST                                                   ABSTAIN

2.	To establish the Company's 2005 Sharesave Scheme and authorize the Company's Board of Directors to do all acts and things which they may consider necessary or desirable to bring the 2005 Sharesave Scheme into effect and to make such modifications which they may consider necessary or desirable to obtain or maintain the approval of the 2005 Sharesave Scheme by Her Majesty's Revenue and Customs of the UK.

   FOR                                                   AGAINST                                                 ABSTAIN

Mark box at right if an address change has been noted on the reverse side of this card.

SIGNATURE(S)	DATE

SIGNATURE(S)	DATE

Please sign date and return this proxy in the envelope provided